                                 EXHIBIT 10.129


                  LEASE AGREEMENT FOR THE DANA DETROIT BUILDING

                                 LEASE AGREEMENT

                          Dated as of October 26, 2001

                                 by and between

                     DANACQ FARMINGTON HILLS LLC, as Lessor

                                       and

               DANA CORPORATION, a Virginia corporation, as Lessee











        Lease of Office and Research and Development Facility located in
                           Farmington Hills, Michigan

                               TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
ARTICLE I DEFINITIONS........................................................................   1

ARTICLE II LEASE OF PROPERTY.................................................................   1

ARTICLE III RENT.............................................................................   1

  Section 3.1     Basic Rent.................................................................   1
                  ----------
  Section 3.2     Additional Rent............................................................   2
                  ---------------
  Section 3.3     Method of Payment..........................................................   2
                  -----------------
  Section 3.4     Late Payment...............................................................   2
                  ------------
  Section 3.5     Net Lease; No Setoff; Etc..................................................   3
                  -------------------------
  Section 3.6     Rent after Failure to Vacate Property......................................   4
                  -------------------------------------

ARTICLE IV GENERAL TAX INDEMNITY.............................................................   5

  Section 4.1     Indemnity..................................................................   5
                  ---------
  Section 4.2     Excluded Taxes.............................................................   5
                  --------------
  Section 4.3     Payment....................................................................   8
                  -------
  Section 4.4     Independent Examination....................................................   8
                  -----------------------
  Section 4.5     Tax Benefit................................................................   9
                  -----------
  Section 4.6     Refund.....................................................................   9
                  ------
  Section 4.7     Contest....................................................................  10
                  -------
  Section 4.8     Reports....................................................................  12
                  -------
  Section 4.9     Non-Parties................................................................  13
                  -----------

ARTICLE V RENEWAL OPTIONS....................................................................  13

  Section 5.1     Fixed Rate Renewal Term....................................................  13
                  -----------------------
  Section 5.2     FMV Renewal Terms..........................................................  13
                  -----------------
  Section 5.3     Conditions to Renewal Terms................................................  13
                  ---------------------------
  Section 5.4     Rent During Renewal Terms..................................................  14
                  -------------------------

ARTICLE VI EARLY TERMINATION.................................................................  14

  Section 6.1     Obsolescence Termination...................................................  14
                  ------------------------

ARTICLE VII CONDITION OF PROPERTY............................................................  16

  Section 7.1     Disclaimers................................................................  16
                  -----------

ARTICLE VIII LIENS...........................................................................  17

ARTICLE IX MAINTENANCE AND REPAIR; ALTERATIONS, MODIFICATIONS AND ADDITIONS..................  18

  Section 9.1     Maintenance and Repair.....................................................  18
                  ----------------------
  Section 9.2     Alterations; Additions.....................................................  18
                  ----------------------
  Section 9.3     Permanent and Non-Severable................................................  20
                  ---------------------------
  Section 9.4     Cooperation................................................................  21
                  -----------
  Section 9.5     Obligations with Respect to Alterations and Additions at End of Term.......  21
                  --------------------------------------------------------------------


   Section 9.6    [Intentionally omitted.]................................................  21
   Section 9.7    Compliance with Applicable Laws and Regulations.........................  21
                  -----------------------------------------------
   Section 9.8    Environmental Covenants.................................................  21
                  -----------------------
   Section 9.9    Contests................................................................  23
                  --------

ARTICLE X LOCATION AND USE................................................................  24

   Section 10.1   Location................................................................  24
                  --------
   Section 10.2   Use.....................................................................  24
                  ---

ARTICLE XI INSURANCE......................................................................  24

   Section 11.1   Coverage................................................................  24
                  --------
   Section 11.2   Policy Provisions.......................................................  26
                  -----------------
   Section 11.3   Certificates of Insurance; Performance by Lessor........................  27
                  ------------------------------------------------
   Section 11.4   General.................................................................  28
                  -------
   Section 11.5   Proceeds................................................................  28
                  --------
   Section 11.6   Separate Insurance......................................................  28
                  ------------------

ARTICLE XII RETURN OF PROPERTY............................................................  29

   Section 12.1   Surrender; Environmental Compliance.....................................  29
                  -----------------------------------

ARTICLE XIII ASSIGNMENT, SUBLEASING AND MERGER............................................  29

   Section 13.1   Subletting of Portions of the Property Without Lessor's Consent.........  29
                  ---------------------------------------------------------------
   Section 13.2   Delivery of Non-Disturbance Agreements by Lessor........................  30
                  ------------------------------------------------
   Section 13.3   Assignment of Lease.....................................................  30
                  -------------------
   Section 13.4   Merger..................................................................  31
                  ------
   Section 13.5   Affiliates..............................................................  31
                  ----------

ARTICLE XIV LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE.....................................  31

   Section 14.1   Payment of Stipulated Loss Value on an Event of Loss....................  31
                  ----------------------------------------------------
   Section 14.2   Restoration; Application of Payments....................................  33
                  ------------------------------------
   Section 14.3   Event of Taking.........................................................  35
                  ---------------
   Section 14.4   Application of Certain Payments Not Relating to an Event of Taking......  36
                  ------------------------------------------------------------------
   Section 14.5   Dispositions of Proceeds during Default.................................  36
                  ---------------------------------------
   Section 14.6   Negotiations............................................................  36
                  ------------
   Section 14.7   No Rent Abatement.......................................................  37
                  -----------------
   Section 14.8   Investment..............................................................  37
                  ----------

ARTICLE XV INSPECTION.....................................................................  37

   Section 15.1   Entry on Property.......................................................  37
                  -----------------

ARTICLE XVI EVENTS OF DEFAULT.............................................................  38

   Section 16.1   Events of Default.......................................................  38
                  -----------------

ARTICLE XVII ENFORCEMENT..................................................................  39

   Section 17.1   Remedies................................................................  39
                  --------
   Section 17.2   Survival of Lessee's Obligations........................................  42
                  --------------------------------
   Section 17.3   Remedies Cumulative; No Waiver; Consents................................  42
                  ----------------------------------------

ARTICLE XVIII RIGHT TO PERFORM FOR LESSEE........................................  43

ARTICLE XIX [Intentionally Omitted]..............................................  43

ARTICLE XX INDEMNIFICATION.......................................................  43

   Section 20.1   General Indemnification........................................  43
                  -----------------------
   Section 20.2   Survival.......................................................  45
                  --------

ARTICLE XXI TRANSFERS OF INTERESTS...............................................  46

   Section 21.1   Transfers of Interests.........................................  46
                  ----------------------

ARTICLE XXII [Intentionally omitted].............................................  48

ARTICLE XXIII MISCELLANEOUS......................................................  48

   Section 23.1   Binding Effect; Successors and Assigns; Survival...............  48
                  ------------------------------------------------
   Section 23.2   Quiet Enjoyment................................................  48
                  ---------------
   Section 23.3   Notices........................................................  48
                  -------
   Section 23.4   Severability...................................................  49
                  ------------
   Section 23.5   Amendment; Complete Agreements.................................  49
                  ------------------------------
   Section 23.6   Headings.......................................................  49
                  --------
   Section 23.7   Counterparts...................................................  49
                  ------------
   Section 23.8   Governing Law; WAIVER OF JURY TRIAL............................  49
                  -----------------------------------
   Section 23.9   Security Funds.................................................  50
                  --------------
   Section 23.10  Discharge of Lessee's Obligations by its Affiliates............  51
                  ---------------------------------------------------
   Section 23.11  Estoppel Certificates..........................................  51
                  ---------------------
   Section 23.12  Miscellaneous Matters Affecting the Property...................  51
                  --------------------------------------------
   Section 23.13  Lessor Bankruptcy..............................................  53
                  -----------------
   Section 23.14  No Joint Venture...............................................  54
                  ----------------
   Section 23.15  No Accord and Satisfaction.....................................  54
                  --------------------------
   Section 23.16  No Merger......................................................  54
                  ---------
   Section 23.17  Further Assurances.............................................  54
                  ------------------
   Section 23.18  Memorandum of Lease............................................  54
                  -------------------
   Section 23.19  Interest Conveyed..............................................  54
                  -----------------
   Section 23.20  Computation of Stipulated Loss Value and Termination Value.....  54
                  ----------------------------------------------------------
   Section 23.21  Subordination and Nondisturbance...............................  55
                  --------------------------------
   Section 23.22  True Lease.....................................................  55
                  ----------
   Section 23.23  Financial Reporting............................................  56
                  -------------------
   Section 23.24  Notice of Certain Changes......................................  56
                  -------------------------

SCHEDULE 1 BASIC RENT SCHEDULE...................................................  54
SCHEDULE 2A STIPULATED LOSS VALUES...............................................  55
SCHEDULE 2B TERMINATION VALUES...................................................  56
SCHEDULE X LESSEE'S EQUIPMENT AND SYSTEMS........................................  57
SCHEDULE Y ENGINEERING REPORT....................................................
EXHIBIT A LEGAL DESCRIPTION OF LAND..............................................  58
EXHIBIT B FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT........  59

EXHIBIT C MEMORANDUM OF LEASE....................................................  60
APPENDIX A DEFINITIONS...........................................................
EXHIBIT D COMPETITORS............................................................  63

          LEASE AGREEMENT dated as of October 26, 2001, by and between DANACQ FARMINGTON HILLS LLC, a Delaware limited liability company, as Lessor, and DANA CORPORATION, a Virginia corporation, as Lessee.

          In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I

                                   DEFINITIONS
                                   -----------

          The capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix A for all purposes hereof.

                                   ARTICLE II

                                LEASE OF PROPERTY
                                -----------------

          On the Lease Term Commencement Date, the Lessor shall demise and lease, and hereby as of the Lease Term Commencement Date does demise and lease, the Property to the Lessee, and the Lessee shall rent and lease, and hereby as of the Lease Term Commencement Date, does rent and lease, the Property from the Lessor, for the Basic Term and, subject to the exercise by the Lessee of its renewal options as provided in Article V hereof, for the Renewal Terms. The Lessee may from time to time own or hold under lease from Persons other than the Lessor, furniture, trade fixtures and equipment located on or about the Property (including the equipment and systems described on Schedule X attached hereto and
                                                  ----------
made a part hereof, but excluding HVAC equipment, building systems or other equipment integral to or necessary for the operation of the Improvements for general office and research and development purposes and not integral to or necessary in connection with the business conducted by Lessee) that is not subject to this Lease. The Lessor shall from time to time, upon the reasonable request of the Lessee, promptly acknowledge in writing to the Lessee or other Persons that the Lessor does not own or have any other right or interest in or to such furniture, trade fixtures and equipment. The demise and lease of the Property pursuant to this Article II shall include any additional right, title or interest in the Property which may at any time be acquired by the Lessor, the intent being that all right, title and interest of Lessor in and to the Property shall at all times be demised and leased to the Lessee hereunder.

                                  ARTICLE III

                                      RENT
                                      ----

          Section 3.1  Basic Rent. During the Basic Term, Lessee shall pay to
                       ----------
Lessor rent, in advance, for the periods occurring during the Basic Term as set forth in Schedule 1 hereto on the dates as specified on Schedule 1 under the
         ----------                                     ----------
caption "Rent Payment Date" and in the amounts
as specified on Schedule 1 under the caption "Basic Rent Payment". Basic Rent
                ----------
shall be allocable to the month in which the Rent Payment Date occurs. It is the intent of the parties that such allocation shall be an allocation of fixed rent within the meaning of Treas. Reg. (S)1.467-1(c)(2)(ii). If, with respect to any month, the Basic Rent due and allocable with respect to such month is for a period of days less than the full number of days in such month, the Basic Rent due for such month shall be pro rated to an amount equal to the Basic Rent specified for such month multiplied by a fraction the numerator of which is the number of days this Lease is in effect for such month and the denominator of which is the number of days in such month.

          Section 3.2  Additional Rent. Basic Rent shall be absolutely net to
                       ---------------
Lessor so that this Lease shall yield, net to Lessor, the Basic Rent specified in Section 3.1 in each year of the Lease Term and that all ad valorem real estate taxes, impositions, insurance premiums, utility charges, maintenance, repair and replacement expenses, all expenses relating to compliance with Applicable Laws and Regulations, and all other costs, fees, charges, expenses, reimbursements and obligations of every kind and nature whatsoever relating to the Property which may arise or become due during the Lease Term shall be paid or discharged by Lessee, subject to the rights of Lessee set forth in Section
9.9 hereof. In the event Lessee fails to pay or discharge any imposition, ad valorem real estate taxes, insurance premium, utility charge, maintenance, repair or replacement expense or any expense related to compliance with Applicable Laws and Regulations which it is obligated to pay or discharge, Lessor may, but shall not be obligated to, pay the same, and in that event Lessee shall promptly reimburse Lessor therefor and pay the same, together with interest thereon at the Overdue Rate computed from the date of payment of such cost to the date of reimbursement, as additional rent (all such items, together with any other amounts that the Lessee agrees to pay or discharge hereunder, being sometimes hereinafter collectively referred to as "Additional Rent").
                                                         ---------------

          Section 3.3  Method of Payment. Basic Rent shall be paid to the Lessor
                       -----------------
at such place as Lessor shall specify in writing to the Lessee from time to time (but in any event not less than five (5) Business Days prior to the due date therefor). Each payment of Basic Rent shall be made by the Lessee by wire transfer of funds consisting of lawful currency of the United States of America which funds shall be immediately available prior to 1:00 p.m., local time, at the place of payment on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day, with the same force and effect as though made on such scheduled date and (provided such payment is made by 1:00 p.m., local time, on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

          Section 3.4  Late Payment. If any Basic Rent shall not be paid when
                       ------------
due, the Lessee shall pay to the Lessor as Additional Rent, interest (to the maximum extent permitted by law) on such overdue amount from and including the due date thereof to but excluding the Business Day of payment thereof (unless such payment shall be made after 1:00 p.m., local time, on such date of payment, in which case such date of payment shall be included) at the Overdue Rate, plus any penalty or late charge payable to Lender (or that would have been payable to Lender but for an advance of funds by the Lessor) under the Loan, plus interest (to the maximum extent permitted by law) thereon at the Overdue Rate. If any Basic Rent shall be paid on the date when due, but after

1:00 p.m., local time, at the place of payment, interest shall be payable as aforesaid for one day at the Overdue Rate.

          Section 3.5  Net Lease; No Setoff; Etc. This Lease is a net lease and,
                       -------------------------
notwithstanding any other provision of this Lease, it is intended that Basic Rent shall be paid without counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and Lessee's obligation to pay all such amounts, throughout the Basic Term and all applicable Renewal Terms, is absolute and unconditional. Except to the extent otherwise expressly specified in Articles VI and XIV of this Lease, the obligations and liabilities of the Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including without limitation: (a) any defect in the condition, merchantability, design, quality or fitness for use of the Property or any part thereof, or the failure of the Property to comply with all Applicable Laws and Regulations, including any inability to occupy or use the Property by reason of such non-compliance; (b) any damage to, removal, abandonment, salvage, loss, contamination of or Release at or from, destruction of or any requisition or taking of the Property or any part thereof; (c) any restriction, prevention or curtailment of or interference with any use of the Property or any part thereof including eviction; (d) any defect in title to or rights to the Property or any Lien on such title or rights on the Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Lessor, or any other Person, or any action taken with respect to this Lease by any trustee or receiver of the Lessee, the Lessor or any other Person, or by any court, in any such proceeding; (g) any claim that the Lessee has or might have against any Person, including without limitation the Lessor, any vendor, manufacturer, contractor of or for the Property or any Improvements; (h) any invalidity or unenforceability or disaffirmance of this Lease against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (i) the impossibility of performance by Lessor, the Lessee or both; (j) any action by any court, administrative agency or other Governmental Authority;
(k) any environmental condition affecting the Property; or (l) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not the Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth herein, this Lease shall be noncancellable by the Lessee for any reason whatsoever and, except as expressly provided in this Lease, the Lessee, to the extent permitted by Applicable Laws and Regulations, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by the Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as expressly provided in this Lease, the Lessee shall, unless prohibited by Applicable Laws and Regulations, nonetheless pay to the Lessor an amount equal to each Basic Rent and Additional Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part, and in such case, so long as such payments are made and no Lease Event of Default shall have occurred and be continuing the Lessor will deem this Lease to have remained in effect. The Lessee assumes the sole responsibility for the condition, use, operation, maintenance and management of the Property, and the Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the Property to the Lessee or any subtenant of the Lessee on any account or for any reason whatsoever other than by reason of the Lessor's willful misconduct or gross negligence or breach of any of its obligations under any Operative Document.

          Section 3.6  Rent after Failure to Vacate Property. In the event that
                       -------------------------------------
the Lessee remains in possession of the Property after the expiration or earlier termination of this Lease, and without the Lessor's consent (unless the Property has been acquired by the Lessee and the Lessee has fully paid for the same in accordance with the provisions hereof), the Lessee shall be deemed to be occupying the Property as a tenant at sufferance. Any such occupancy by the Lessee shall be subject to all of the terms, covenants and conditions of this Lease, including without limitation the obligation to pay Additional Rent, insofar as the same are applicable to such a tenancy, except that (i) the Lessee shall pay Basic Rent to the Lessor, payable in arrears on the last Business Day of each month, for each day (or any portion thereof) that such occupancy shall continue, in an amount per diem equal to 150% of the average daily Basic Rent payable during the 12 months ending on the last day of the Lease Term and (ii) the Lessee shall not have the right to make any Alterations unless required by Applicable Laws and Regulations. Basic Rent shall be payable in the manner provided in Section 3.3 for payments of Basic Rent. The provisions of this Section shall not be deemed to grant to the Lessee the right to, or otherwise be deemed to, extend the Lease Term beyond the expiration or earlier termination of this Lease. Neither the payment by the Lessee to the Lessor nor the acceptance by the Lessor from the Lessee of any amount in payment for the Lessee's occupancy of the Property beyond the expiration or earlier termination of this Lease shall (a) be deemed to convert the Lessee's occupancy into any interest other than a tenancy at sufferance, (b) revoke or otherwise impair the validity of any notice to quit or ejectment notice or proceeding or similar proceeding terminating this Lease and Lessee's rights of possession hereunder that the Lessor may have served or commenced, or (c) prohibit or otherwise impair the Lessor's right to immediately obtain an order of ejectment or possession against the Lessee. The Lessee irrevocably waives the benefit of Applicable Laws and Regulations that may grant to the Lessee any rights inconsistent with the provisions of this Section. The provisions of this Section do not waive Lessor's right of re-entry or right to regain possession by actions at law or in equity or any other rights hereunder, and any receipt of payment by Lessor shall not be deemed a consent by Lessor to the Lessee's remaining in possession or be construed as creating or renewing any lease or right of tenancy between Lessor and Lessee.

                                   ARTICLE IV

                              GENERAL TAX INDEMNITY
                              ---------------------

          Section 4.1  Indemnity. Except as provided in Section 4.2 below, the
                       ---------
Lessee agrees (but, in all events, without duplication of indemnities) to indemnify on an After-Tax Basis each of the Lessor, the Lessor Parent, their successors and assigns, the agents, directors, officers and employees of the foregoing, (each, together with any Affiliate thereof, a "Tax Indemnitee"), and to hold each Tax Indemnitee harmless from and to defend each Tax Indemnitee against all Taxes that are actually imposed upon any Tax Indemnitee, the Property or any portion thereof or any interest therein, or upon any Operative Document or interest therein, or otherwise arising out of, in connection with or relating to, any of the following:

               (i) the acceptance, rejection, delivery, construction, financing, refinancing, acquisition, operation, warranty, ownership, possession, maintenance, repair, lease, condition, alteration, modification, restoration, refurbishing, rebuilding, return, repossession, servicing, abandonment, retirement, preparation, replacement, purchase, sale or other disposition, insuring, sublease, any other use or non-use of, or the imposition of any lien (or the incurrence of any liability to refund or pay over any amount as a result of any lien) on, the Property or any portion thereof or any interest therein;

               (ii) the conduct of the business or affairs of the Lessee or any other operator at or in connection with the Property;

               (iii) the Property or any portion thereof or interest therein or the applicability of the Lease to the Property;

               (iv) the manufacture, design, purchase, acceptance, rejection, delivery, non-delivery or redelivery or condition of, or improvement to, the Property, or any portion thereof, or any interest therein;

               (v) the Lease or any other Operative Document, the execution or delivery thereof, any other documents contemplated thereby or the performance, enforcement or amendment of any terms thereof;

               (vi) the payment or receipt of Basic Rent, Additional Rent or any other payment under the Lease or the other Operative Documents

               (vii)  the conveyance of title to the Property; or

               (viii) otherwise relating to the transactions contemplated by the Operative Documents;

          Section 4.2  Excluded Taxes. The indemnity provided for in Section 4.1
                       --------------
above shall be subject to exclusion for Taxes that are attributable to or arise as a result of any of the following (the "Excluded Taxes"):

               (i) Taxes imposed on, based on or measured by gross or net income or receipts, capital, franchise, net worth or "doing business" taxes, in each case whether paid directly or by means of withholding, other than, in each case, (x) Taxes that are or are in the nature of sales, use, rental, value added, ad valorem, property, or similar taxes and (y) the Michigan Single Business Tax for any taxable year beginning after the sixth anniversary of the Closing Date but only up to a maximum of $26,927 for any such taxable year;

               (ii) Taxes attributable to any period after expiration or other termination of the Lease Term and the payment in full of all amounts payable by the Lessee under the Operative Documents;

               (iii) Taxes imposed on a Tax Indemnitee attributable to the gross negligence or willful misconduct of such Tax Indemnitee or any Affiliate thereof unless such negligence or misconduct is imputed to such Tax Indemnitee or Affiliate solely as a result of its participation in the transactions contemplated by the Operative Documents and not as a result of any action or inaction by such Tax Indemnitee or Affiliate;

               (iv) Taxes in the nature of capital gain, accumulated earnings, personal holding company, excess profits, succession or estate, minimum, alternative minimum, preference, franchise, conduct of business and other similar taxes, other than, in each case, Taxes that are or are in the nature of sales, use, rental, value added, ad valorem, property or similar taxes;

               (v) Taxes imposed on a Tax Indemnitee that arise out of, or are caused by, any act or omission of such Tax Indemnitee (or any Affiliate thereof) that is expressly prohibited by the Operative Documents or by a breach by such Tax Indemnitee (or any Affiliate thereof) of any of its representations, warranties or covenants under any Operative Document except to the extent attributable to any breach by the Lessee of any covenant, representation or warranty contained in any Operative Document;

               (vi) Taxes arising out of, or caused by, (i) any voluntary assignment, sale, transfer or other disposition (except incremental ad valorem, property, or similar taxes that arise due to the price or terms of an assignment or transfer itself) or (ii) any involuntary assignment, sale, transfer or other disposition resulting from a bankruptcy or similar proceeding for relief of debtors in which such Tax Indemnitee is a debtor or a foreclosure by a creditor of the Tax Indemnitee of (A) the Lessor Parent of any of its interest in the Lessor or (B) the Lessor of all or any of its interest in the Property unless, in each case, such assignment, sale, transfer or other disposition (1) occurs during the continuance of a Lease Event of Default, (2) occurs pursuant to a casualty, or the Lessee's exercise of a right under the Operative Documents, (3) results from any merger or consolidation of the Lessee or (4) results from any sublease, assignment, rebuilding, modification, substitution, improvement, replacement or addition of or to the Property by the Lessee but only if the Lessor has not consented to such action under the relevant provision of the Lease, if such consent is required.

               (vii) Taxes that would not have arose but for the creation of or the existence of Lessor Parent's Liens or Lessor's Liens;

               (viii) Taxes imposed on any assignee or successor-in-interest to a Tax Indemnitee to the extent any such Taxes exceed the Taxes that would have been imposed had no assignment or transfer taken place determined under the law as in effect on the date of transfer (excluding however, any such incremental ad valorem, property or similar taxes that arise due to the price or terms of the assignment or transfer itself);

               (ix) Taxes that are included as a part of the Lessor's Purchase Price;

               (x) With respect to the Lessor Parent, Taxes for which the Lessee is obligated to indemnify the Lessor Parent under the Tax Indemnity Agreement (or which are expressly excluded from indemnification thereunder);

               (xi) Taxes attributable to the failure of the Tax Indemnitee to comply with certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity, connection with the jurisdiction imposing such Taxes or other similar matters, provided that the foregoing exclusion shall
                                 --------
          apply only such Tax Indemnitee is eligible to comply with such requirement, the Lessee shall have given such Tax Indemnitee timely written notice of such requirement and the Tax Indemnitee shall have determined in good faith that compliance with any such requirement shall not result in any identified non-immaterial adverse effect to its interests or to those of its Affiliates provided further, however
                                                      -------------------------
          that the immediately preceding proviso shall not apply if such certification, information, documentation, reporting or other similar requirements are required by law or regulation;

               (xii) Taxes imposed on a Tax Indemnitee where the Tax Indemnitee's breach of its contest obligations under Section 4.7 hereof effectively precludes the Lessee's ability to contest the Taxes;

               (xiii) Taxes to the extent imposed on any Tax Indemnitee resulting from an amendment, modification, supplement or waiver to any Operative Document which was not requested by the Lessee and as to which the Lessee is not a party and the Tax Indemnitee (or any Affiliate thereof) is a party unless such amendment, modification, supplement or waiver (A) was required by Applicable Law or the Operative Documents, (B) may be necessary or appropriate to, and is in conformity with, any amendment to any Operative Document requested by the Lessee in writing or required by Applicable Law, (C) is made while a Lease Event of Default shall have occurred and be continuing or (D) was expressly consented to by the Lessee or any of its Affiliates in writing; and

               (xiv) Taxes imposed under Section 4975 of the Code or under subtitle B of Title I of ERISA.

          Section 4.3  Payment. Each payment required to be made by the Lessee
                       -------
to a Tax Indemnitee pursuant to this Section 4 shall be paid either (i) when due directly to the applicable taxing authority by the Lessee if it is permitted to do so, or (ii) where direct payment is not permitted and with respect to gross up amounts, in immediately available funds to such Tax Indemnitee by the later of (A) 30 days following the Lessee's receipt of the Tax Indemnitee's written demand for the payment (which demand shall be accompanied by a statement of the Tax Indemnitee describing in reasonable detail the Taxes for which the Tax Indemnitee is demanding indemnity and the computation of such Taxes), (B) subject to Section 4.7 below, in the case of amounts which are being contested pursuant to such Section 4.7, at the time and in accordance with a Final Determination of such contest or (C) in the case of any indemnity demand for which the

Lessee has requested review and determination pursuant to Section 4.4 below, the completion of such review and determination; provided, however, in no event later than the date which is five Business Days prior to the date on which such Taxes are required to be paid to the applicable taxing authority. Any amount payable to the Lessee pursuant to Section 4.5 or Section 4.6 below shall be paid promptly after the Tax Indemnitee realizes (or is deemed to realize) a Tax Benefit giving rise to a payment under Section 4.5 or receives a refund or credit giving rise to a payment under Section 4.6, as the case may be, and shall be accompanied by a statement of the Tax Indemnitee computing in reasonable detail the amount of such payment. Any amount that would be payable to the Lessee pursuant to Section 4.5 or Section 4.6 below but for the fact that such amount would be in excess of the amount of indemnity(ies) previously paid to the Tax Indemnitee by the Lessee may be used as an offset against any future general tax indemnity payments owed by the Lessee to such Tax Indemnitee. Upon the Final Determination of any contest pursuant to Section 4.7 below in respect of any Taxes for which the Lessee has made a Tax Advance (as defined in Section 4.7 below), the amount of the Lessee's obligation under Section 4.1 above shall be determined as if such Tax Advance had not been made. Any obligation of the Lessee under this Section 4 and the Tax Indemnitee's obligation to repay the Tax Advance will be satisfied first by set off against each other, and any difference owing by either party will be paid within 10 days of such Final Determination.

          Section 4.4  Independent Examination. Within 15 days after the Lessee
                       -----------------------
receives any computation from a Tax Indemnitee (pursuant to Section 4.3 above), the Lessee may request in writing that an independent public accounting firm selected jointly by the Lessee and the Tax Indemnitee review and determine on a confidential basis the amount of any indemnity payment by the Lessee to the Tax Indemnitee pursuant to this Section 4 or any payment by a Tax Indemnitee to the Lessee pursuant to Section 4.5 or Section 4.6 below. The Tax Indemnitee shall cooperate with such accounting firm and supply it with all information (other than income tax returns) reasonably necessary for the accounting firm to conduct such review and determination provided, that such accounting firm shall agree in writing in a manner satisfactory to the Tax Indemnitee to maintain the confidentiality of such information. The parties hereto agree that the independent public accounting firm's sole responsibility shall be to verify the computation of any payment pursuant to this Section 4 and that matters of interpretation of law or of this Lease or any other Operative Document are not within the scope of the independent accountant's responsibility. The fees and disbursements of such accounting firm will be paid by the Lessee; provided that such fees and disbursements will be paid by the Tax Indemnitee if the verification results in an adjustment in the Lessee's favor of five percent or more of the indemnity payment or payments computed by the Tax Indemnitee (calculated using a discount rate of seven percent). The determination of the accounting firm shall be final, binding and conclusive on both the Tax Indemnitee and the Lessee. Such accounting firm shall be requested to make its determination within 20 days.

          Section 4.5  Tax Benefit. If, as the result of any Taxes paid or
                       -----------
indemnified against by the Lessee under this Section 4, the aggregate Taxes payable by the Tax Indemnitee in connection with such payment for any taxable period are less (whether by reason of a deduction, credit, allocation or apportionment of income or otherwise and computed on the basis of the highest generally applicable Tax rates applicable) than the amount of such Taxes that otherwise would have been payable by such Tax Indemnitee (a "Tax Benefit"), then
                                                             -----------
to the extent such Tax Benefit was not taken into account in determining the amount of indemnification payable under Section 4.1 above and provided no Lease Event of Default shall have occurred and be continuing (in which event the payment provided under this Section 4.5 shall be deferred until the Lease Event of Default has been cured), such Tax Indemnitee shall pay to the Lessee the lesser of (A) (y) the amount of such Tax Benefit, plus (z) an amount equal to any United States Tax benefit actually realized by such Tax Indemnitee as a result of the payment under clause (y) above and this clause (z) (such benefit to be determined on the basis of the highest generally applicable Tax rates applicable) and (B) the amount of the indemnity(ies) paid pursuant to this
Section 4 giving rise to such Tax Benefit. If it is subsequently determined that the Tax Indemnitee was not entitled to such Tax Benefit, the portion of such Tax Benefit that is required to be repaid or recaptured will be treated as Taxes for which the Lessee shall indemnify the Tax Indemnitee pursuant to this Section 4 without regard to Section 4.2 (except Section 4.2(iii)).

          Section 4.6  Refund. If a Tax Indemnitee obtains a refund or credit of
                       ------
all or part of any Taxes paid, reimbursed or advanced by the Lessee pursuant to this Section 4, the Tax Indemnitee promptly shall pay to the Lessee (x) the amount of such refund or credit plus (y) an amount equal to any Tax benefit actually realized by such Tax Indemnitee as a result of the payments to the Lessee under clause (x) above and this clause (y) (such amounts to be determined on the basis of the highest generally applicable Tax rates applicable), provided that (A) if at the time such payment is due to the Lessee a Lease Event of Default shall have occurred and be continuing, such amount shall not be payable until such Lease Event of Default has been cured and (B) the aggregate amount payable to the Lessee pursuant to this sentence shall not exceed the aggregate amount of the indemnity(ies) paid pursuant to Section 4.3. If it is subsequently determined that the Tax Indemnitee was not entitled to such refund or credit, the portion of such refund or credit that is required to be repaid or recaptured will be treated as Taxes for which the Lessee shall indemnify the Tax Indemnitee pursuant to this Section 4 without regard to Section 4.2 (except Section 4.2(iii)). If, in connection with a refund or credit of all or part of any Taxes paid, reimbursed or advanced by the Lessee pursuant to this Section 4, a Tax Indemnitee receives an amount representing interest on such refund or credit, the Tax Indemnitee promptly shall pay to the Lessee (1) the amount of such interest that shall be fairly attributable to such Taxes paid, reimbursed or advanced by the Lessee prior to the receipt of such refund or credit net of any Taxes incurred on such interest and (2) any Tax savings realized by such Tax Indemnitee as a result of the payments made by the Tax Indemnitee under (1) and
(2) (such benefit to be determined on the basis of the highest generally applicable Tax rates applicable).

          Section 4.7  Contest.
                       -------

               (i) Notice of Contest. If a written claim for payment is made by any taxing authority against a Tax Indemnitee for any Taxes with respect to which the Lessee may be liable for indemnity hereunder (a "Tax Claim"), such Tax Indemnitee shall give the Lessee written notice of such Tax Claim promptly after its receipt, and shall furnish the Lessee with copies of such Tax Claim and all other writings received from the taxing authority to the extent relating to such claim, provided that failure so to notify the Lessee shall not relieve the
          --------
          Lessee of any obligation to indemnify the Tax Indemnitee hereunder except to the extent that such failure effectively precludes the ability to conduct a contest hereunder. The Tax Indemnitee shall not pay such Tax Claim until at least 30 days after providing the Lessee with such written notice, unless required to do so by law or regulation.

               (ii) Control of Contest. Subject to Section 4.7(iii) below, the Lessee will be entitled to contest (acting through counsel selected by the Lessee and reasonably acceptable to the Tax Indemnitee), and control the contest of, any Tax Claim if (i) the contest of the Tax Claim may be pursued in the name of the Lessee; (ii) the contest of the Tax Claim must be pursued in the name of the Tax Indemnitee but can be pursued independently from any other proceeding involving a tax liability of such Tax Indemnitee for which the Lessee is not responsible (with the Tax Indemnitee agreeing to use reasonable efforts to sever the contest of any indemnified Tax from the contest of any unindemnified Tax so that the Lessee can control the contest of the indemnified Tax), or (iii) the Tax Indemnitee requests that the Lessee control such contest. In the case of all other Tax Claims, subject to Section 4.7(iii) below, the Tax Indemnitee will contest the Tax Claim if the Lessee shall request that the Tax be contested, and the following rules shall apply with respect to such contest:

                     (1) the Tax Indemnitee will control the contest of such Tax Claim in good faith (acting through counsel selected by the Tax Indemnitee and reasonably acceptable to the Lessee),

                     (2) at the Lessee's written request, if payment is made to the applicable taxing authority, the Tax Indemnitee shall use all reasonable efforts to obtain a refund thereof in appropriate administrative or judicial proceedings, and

                     (3) the Tax Indemnitee shall not otherwise settle, compromise or abandon such contest without the Lessee's prior written consent except as provided in Section 4.7(iv) below.

In either case, the party conducting such contest shall consult with and keep reasonably informed the other party and its designated counsel with respect to such Tax Claim, shall provide the other party with copies of any reports or claims issued by the relevant auditing agents or taxing authority as well as redacted portions of tax returns, and shall consider and consult in good faith with the other party regarding any request (a) to resist payment of Taxes if practical and (b) not to pay such Taxes except under protest if protest is necessary and proper (but the decision regarding what actions are to be taken shall be made by the controlling party in its sole judgment; provided, however,
                                                             --------  -------
that (subject to Section 4.7(iv) below) if the Tax Indemnitee is the controlling party, such Tax Indemnitee may not settle the contest without the consent of the Lessee).

               (iii) Conditions of Contest. Notwithstanding the foregoing, in no event shall the Lessee be permitted or a Tax Indemnitee be required to contest (or to continue the contest of) any Tax Claim, unless:

                     (1) within 30 days after notice by the Tax Indemnitee to the Lessee of such Tax Claim, the Lessee shall request in writing to the Tax Indemnitee that such Tax Claim be contested; provided that if a shorter period is required for taking action with respect to such Tax Claim and the Tax Indemnitee notifies the Lessee of such requirement, the Lessee shall use reasonable efforts to request such contest within such shorter period,

                     (2) no Lease Default or Lease Event of Default has occurred and is continuing,

                     (3) there is (i) no realistic risk of sale, forfeiture or loss of, or the creation of a Lien on the Lessor's or Lessor Parent's interest in the Property or any material portion thereof or any interest therein (other than a Permitted Lien) and (ii) no risk of the imposition of criminal penalties as a result of such Tax Claim; provided that clause (3)(i) shall not apply if the Tax is fully paid in either manner specified in clause (4) below or the Lessee posts security satisfactory to the Tax Indemnitee,

                     (4) if such contest involves payment of such Tax, the Lessee will either advance to the Tax Indemnitee on an interest-free basis and at no after tax cost to such Tax Indemnitee (a "Tax
                                                                    ---
          Advance") or pay such Tax Indemnitee the amount payable by the Lessee
          -------
          pursuant to Section 4.1 above with respect to such Tax,

                     (5) the Lessee agrees to pay (and pay on demand) and at no after tax cost to such Tax Indemnitee all reasonable costs and expenses incurred by the Tax Indemnitee in connection with the contest of such claim (including all reasonable legal fees and disbursements),

                     (6) the Tax Indemnitee has been provided at the Lessee's sole expense with an opinion of independent tax counsel selected by the Lessee and reasonably acceptable to the Tax Indemnitee to the effect that there is a Reasonable Basis for contesting such Tax Claim,

                     (7) the amount of Taxes in controversy, taking into account the amount of all similar and logically related Taxes with respect to the transactions contemplated by the Operative Documents that could be raised in any other year (including any future year) not barred by the statute of limitations, exceeds $30,000,

                     (8) the Lessee shall acknowledge in writing its liability to indemnify the Tax Indemnitee hereunder in respect of such claim if the contest is not successful, provided that such acknowledgment of
                                         --------
          liability shall not be binding if the contest is resolved on a basis from which it can be established that the Lessee would not be required to indemnify the Tax Indemnitee under this Section 4 in the absence of such acknowledgment, and

                     (9) in the case of a judicial appeal, no appeal to the U.S. Supreme Court shall be required of the Tax Indemnitee or shall be permitted by the Lessee.

               (iv) Waiver of Indemnification. Notwithstanding anything to the contrary contained in this Section 4, the Tax Indemnitee at any time may elect to decline to take any action or any further action with respect to a Tax Claim and may in its sole discretion settle or compromise any contest with respect to such Tax Claim without the Lessee's consent if the Tax Indemnitee:

                     (1) waives its right to any indemnity payment by the Lessee pursuant to this Section 4 in respect of such Tax Claim (and any other claim for Taxes with respect to any other taxable year the contest of which is effectively precluded by the Tax Indemnitee's decision not to take (or not to take any further) action with respect to the Tax Claim), and

                     (2) promptly repays to the Lessee any Tax Advance and any amount paid to such Tax Indemnitee under Section 4.1 above in respect of such Taxes, but not any costs or expenses with respect to any such contest.

Except as provided in the preceding sentence, any such waiver shall be without prejudice to the rights of the Tax Indemnitee with respect to any other Tax Claim.

          Section 4.8  Reports. If any report, statement or return is required
                       -------
to be filed by a Tax Indemnitee with respect to any Tax that is subject to indemnification under this Section 4, the Lessee will (1) notify the Tax Indemnitee in writing of such requirement not later than 30 days prior to the date such report, statement or return is required to be filed (determined without regard to extensions) and (2) if so directed by the Tax Indemnitee and if the return to be filed reflects only information in respect of the transactions contemplated by the Operative Documents, prepare and furnish to such Tax Indemnitee not later than 30 days prior to the date such report, statement or return is required to be filed (determined without regard to extensions) a proposed form of such report, statement or return for filing by the Tax Indemnitee. Each Tax Indemnitee and the Lessee will timely provide the other with all information in its possession that the other party may reasonably require and request to satisfy its obligations under this Section 4.

          Section 4.9  Non-Parties. If a Tax Indemnitee is not a party to this
                       -----------
Agreement, the Lessee may require such Tax Indemnitee to agree in writing, in a form reasonably acceptable to the Lessee, to the terms of this Section 4 prior to making any payment to such Tax Indemnitee under this Section. Subject to the preceding sentence, the Lessee's obligations under this Section 4 shall inure to the benefit of each and every Tax Indemnitee without regard to whether such Tax Indemnitee is a party to this Agreement.

                                   ARTICLE V

                                 RENEWAL OPTIONS
                                 ---------------

          Section 5.1  Fixed Rate Renewal Term. Upon the expiration of the Basic
                       -----------------------
Term, Lessee shall have the right and option, subject to the terms of this
Article 5, to extend the Lease Term for five (5) successive fixed rate renewal terms (each such renewal term, a "Fixed Rate Renewal Term") of five (5) years
                                  -----------------------
each commencing immediately following the expiration of the Basic Term or the previous Fixed Rate Renewal Term, as the case may be.

          Section 5.2  FMV Renewal Terms. Upon the expiration of the Basic Term
                       -----------------
and the last Fixed Rate Renewal Term, Lessee shall have the right and option, subject to the terms of this Article 5, to extend the Lease Term for one (1) successive fair market value renewal period of five (5) years (the "FMV Renewal
                                                                    -----------
Term"; each Fixed Rate Renewal Term and the FMV Renewal Term shall be
----
collectively referred to as the "Renewal Terms").
                                 -------------

          Section 5.3  Conditions to Renewal Terms. The right and option of
                       ---------------------------
Lessee to extend this Lease for any of the Renewal Terms shall be subject to the following terms:

               (i) At the commencement of any of the Renewal Terms, this Lease shall be in full force and effect and no Material Lease Default or Lease Event of Default shall have occurred and be continuing;

               (ii) Lessee shall have exercised its right to each Fixed Rate Renewal Term by giving irrevocable written notice to the Lessor no later than twelve (12) months prior to the expiration of the Basic Term or the previous Fixed Rate Renewal Term; and

               (iii) Lessee shall have exercised its right to each FMV Renewal Term by giving irrevocable written notice to Lessor no later than fifteen (15) months prior to the expiration of the Basic Term or the then current Renewal Term; and

               (iv) Each Renewal Term shall be on the same terms, covenants and conditions set forth in this Lease; provided, however, that Basic Rent
                                              --------  -------
          shall be determined in the manner set forth in Section 5.4 hereof.

          Section 5.4  Rent During Renewal Terms. (a) (a) Basic Rent for each
                       -------------------------
Rent Payment Date during the first two (2) Fixed Rate Renewal Terms shall be payable monthly in advance and in the amounts and on the day of each month that Basic Rent was due during the last year of the Basic Term. Basic Rent for each Rent Payment Date during each Fixed Rate Renewal Term after the first two (2) Fixed Rate Renewal Terms shall be payable monthly in advance on the day of each month that Basic Rent was due during the last year of the Basic Term and in the amount of 105% of Basic Rent that was due during the last year of the immediately preceding Fixed Rate Renewal Term.

          (b) Basic Rent for each FMV Renewal Term shall be the Fair Market Rental Value of the Property as of the date of commencement of such FMV Renewal Term, determined in accordance with the Appraisal Procedure not more than two hundred seventy (270) days prior to the commencement of such FMV Renewal Term payable monthly in advance on the day of each month that Basic Rent was due during the last year of the Basic Term or of the preceding Renewal Term, as the case may be.

                                   ARTICLE VI

                                EARLY TERMINATION
                                -----------------

          Section 6.1  Obsolescence Termination. So long as no Lease Event of
                       ------------------------
Default has occurred and is continuing, the Lessee shall have the right, on the terms and subject to the conditions contained in this Section 6.1, at its option at any time during the period commencing on the date which is the first day of the eleventh (11th) lease year and ending on the date that is at least fifteen
(15) months prior to expiration of the Basic Term, on at least one hundred twenty (120) days' irrevocable (subject to the second succeeding paragraph) prior written notice (a "Notice of Termination") to the Lessor, to terminate
                         ---------------------
this Lease on any Rent Payment Date (the "Termination
                                          -----------

Date"), if the Property shall have become Obsolete or if Lessee shall have made
----
a good faith determination, such good faith determination to be evidenced by an Officer's Certificate delivered to the Lessor, to the effect that disposition of the Property is necessary or advisable for purposes of complying with Applicable Laws and Regulations. In connection with and at the time of delivery of any Notice of Termination, Lessee shall notify Lessor of its election to (x) make a rejectable offer to cause the Property to be sold as hereinafter provided or (y) make a termination payment equal to an amount equal to the sum of the remaining Basic Rent Payments that would have been due to the Lessor through the Basic Term had this lease continued in full force and effect from the Termination Date to the end of such Basic Term (the "Basic Term Rent Amount").

          If the Lessee shall have chosen the option described in clause (x) above, in connection with and at the time of delivery of any Notice of Termination, Lessee shall deliver to Lessor an appraisal of the then-current Fair Market Sales Value of the Property free and clear of the Lease (the "Appraisal") determined in accordance with the Appraisal Procedure. During the period commencing on the date of receipt by Lessor of the Notice of Termination and ending on the date on which Lessor is no longer entitled to provide a Retention Election, the Lessor, but not the Lessee, shall be entitled, directly or through one or more agents, to seek bids for the sale of the Property. During the period commencing with the date on which the Lessor is no longer entitled to provide a Retention Election until the Termination Date, the Lessee, as non-exclusive agent for the Lessor, shall undertake on behalf of the Lessor to obtain cash bids for the purchase of the Property. Prior to solicitation of any such bids, the Lessee and the Lessor shall agree on a form of contract of purchase relating to the Property acceptable to the Lessor. The Lessee may use a third party as its agent in connection with any such sale. In connection with so acting as Lessor's agent, Lessee may, by written notice to Lessor delivered no less than fifteen (15) days after expiration of the period during which Lessor is entitled to provide a Retention Election, extend the Termination Date to any Rent Payment Date not more than two hundred seventy (270) days from the Termination Date initially designated in the Notice of Termination. The Lessee shall certify to the Lessor in writing the amount and terms of each bid received by the Lessee and the name and address of the Person submitting a bid (which Person shall not be the Lessee, any Affiliate of the Lessee, or any Person with an agreement to allow Lessee or any Affiliate of Lessee to use the Property at any time during the three (3) year period following any such termination but may be the Lessor). Unless Lessor should have delivered a Retention Election, on the Termination Date (subject to receipt of the net sales price and all additional payments and instruments specified in the next succeeding sentence), (i) the Lessee shall deliver possession of the Property to such highest bidder, and (ii) the Lessor shall, on an "as is, where is" basis and without recourse to or warranty by the Lessor, except as to the absence of Lessor Liens and subject to the same disclaimers as set forth in Section 7.1, simultaneously therewith sell the Property to such highest bidder, the total net selling price realized at such sale to be retained by the Lessor. In addition, on the Termination Date, the Lessee shall deliver to Lessor an instrument in which Lessee agrees not to, and not to permit any Affiliate to, directly or indirectly use the Property during the three (3) year period following the Termination Date and shall pay to the Lessor the sum of (A) the excess, if any, of the Termination Value determined as of the Termination Date over the net sales price of the Property paid to the Lessor pursuant to the preceding sentence, plus (B) all accrued and unpaid Basic Rent as of the Termination Date, if any, plus (C) any Make-Whole Amount, plus (D) any Additional Rent then accrued and unpaid as of the Termination Date.

          Notwithstanding the foregoing, the Lessor may elect to retain, rather than sell, its interest in the Property by giving irrevocable notice to that effect to the Lessee provided that such irrevocable notice (a "Retention
                     --------                                  ---------
Election") is given no later than one hundred twenty (120) days after the
--------
receipt of the Notice of Termination. If the Lessor elects to retain its interest in the Property pursuant to this paragraph, on the Termination Date the Lessee shall deliver possession of the Property to Lessor or Lessor's designee and the Lessee shall pay to the Lessor or to whoever is entitled thereto, on the scheduled Termination Date, the amount set forth in clauses (B) and (D) of the preceding paragraph.

          If the Lessee shall have chosen the option described in clause (y) of the first paragraph of this Section 6.1, on the Termination Date (i) the Lessee shall deliver possession of the Property to the Lessor, (ii) the Lessee shall pay to the Lessor the Basic Term Rent Amount, plus all accrued and unpaid Basic Rent as of the Termination Date, if any, plus any Additional Rent accrued and unpaid as of the Termination Date and (iii) upon delivery of the Property to the Lessor and payment of the amount set forth in clause (ii) above, this Lease shall terminate.

          Anything in this Section 6.1 to the contrary notwithstanding, the Lessee shall have the right to revoke any Notice of Termination in which the Lessee chose the option described in clause (x) of the first paragraph of this
Section 6.1 on not more than two (2) occasions during the Lease Term if, with respect to each such occasion, during the period in which the Lessee had the right to serve as agent for the Lessor to obtain cash bids either (i) there were no cash bids or (ii) all such cash bids were for an amount less than 90% of the Fair Market Sales Value of the Property as set forth in the Appraisal. Lessee shall pay the Lessor's reasonable expenses incurred in connection with the rescinded termination or incurred in connection with the completed termination.

          If, in connection with any occasion on which the Lessee shall have chosen the option described in clause (x) of the first paragraph of this Section 6.1, an acceptable bid for the Property shall not have been obtained or if a sale shall not have occurred on or as of the Termination Date, then this Lease shall continue in full force and effect until an acceptable bid is obtained and a sale shall have occurred. If the Lessee shall fail to pay all amounts due under and pursuant to this Section 6.1 on the scheduled Termination Date, no sale shall be consummated, this Lease shall continue in full force and effect and it shall be deemed that Lessee has revoked its Notice of Termination.

          Upon compliance by the Lessee with the provisions of this Section 6.1, the obligation of the Lessee to pay Basic Rent after the Termination Date shall cease, the Lease Term shall end and the obligations of the Lessee hereunder (other than any such obligations expressly surviving termination of this Lease) shall terminate as of the Termination Date. The Lessor shall be under no duty to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take any action in connection with any such sale other than to sell its interest in the Property as provided above.

                                  ARTICLE VII

                              CONDITION OF PROPERTY
                              ---------------------

          Section 7.1  Disclaimers. The Property is demised and let by the
                       -----------
Lessor "AS IS" in its present condition, subject to (a) the rights of any parties in possession thereof, (b) the state of the title thereto existing at the time the Lessor acquired title to its interest in the Property, (c) any state of facts which an accurate survey or physical inspection might show (including the survey delivered on the Lease Term Commencement Date), (d) all Applicable Laws and Regulations and (e) any violations of Applicable Laws and Regulations which may exist on the Lease Term Commencement Date. The Lessee has examined the Property and (insofar as the Lessee is concerned) has found the same to be satisfactory. THE LESSOR HAS NOT MADE NOR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, NOR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE VALUE, HABITABILITY, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) AND THE LESSOR SHALL NOT BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS AND REGULATIONS except that the Lessor hereby represents and warrants that the Property is and shall be free of Lessor Liens attributable to Lessor. It is agreed that the Lessee has been afforded full opportunity to inspect the Property, is satisfied with the results of its inspections of the Property and is entering into this Lease solely on the basis of the results of its own inspections and all risks incident to the matters discussed in the preceding sentence, as between the Lessor, on the one hand, and the Lessee, on the other, are to be borne by the Lessee. The Lessee acknowledges that the Property has been subject to a sale-leaseback transaction among the Lessee, the Seller and the Lessor and, therefore, the Lessee is fully familiar with the condition of the Property and is not looking to any other Person as to any warranty with respect thereto. The provisions of this Article VII have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by the Lessor, express or implied, with respect to the Property, that may arise pursuant to any law now or hereafter in effect, or otherwise.

                                  ARTICLE VIII

                                      LIENS
                                      -----

          The Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Property, any Basic Rent, title thereto or any interest therein, except in all cases Permitted Liens. The Lessee shall promptly, but not later than thirty (30) days after the filing thereof, at its own expense, take such action as may be necessary duly to discharge or eliminate or bond in a manner reasonably satisfactory to the Lessor any such Lien (other than Permitted Liens) and provide title endorsement coverage as Lessor may reasonably request if the same shall arise at any time.

          Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor, express or implied, to or for the performance by any contractor, laborer, materialman, or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof, which would result in any liability of the Lessor for payment therefor. NOTICE IS HEREBY GIVEN THAT THE LESSOR WILL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING AN INTEREST IN THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO THE PROPERTY.

                                   ARTICLE IX

                      MAINTENANCE AND REPAIR; ALTERATIONS,
                      ------------------------------------
                           MODIFICATIONS AND ADDITIONS
                           ---------------------------

          Section 9.1  Maintenance and Repair. The Lessee, at its own expense,
                       ----------------------
shall at all times, (a) maintain the Property in good order and repair, subject to ordinary wear and tear, provided, however, the Lessee shall make such
                           --------  -------
additions, improvements and updates to the Property as may be necessary to maintain the Property consistent with the standards then applicable to other similar properties owned and operated by the Lessee and its Affiliates, but in no event less than the standards of other prudent owners of similar office and research and development facilities; provided, further, however, the Lessee
                                     --------  -------  -------
shall satisfy the recommendations with respect to the Property set forth in Schedule Y attached hereto no later than November 30, 2001; (b) maintain the Property in accordance with all Applicable Laws and Regulations; (c) comply with the standards imposed by any insurance policies required to be maintained hereunder which are in effect at any time with respect to the Property or any part thereof; and (d) make all necessary or appropriate repairs, replacements and renewals of the Property which may be required to keep the Property in the condition required by the preceding clause (a), whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen, and including, without limitation, repairs, replacements and renewals that would constitute capital expenditures under GAAP if incurred by an owner of property. The Lessee waives any right that it may now have or hereafter acquire to (i) require the Lessor to maintain, repair, replace, alter, remove or rebuild all or any part of the Property or (ii) make repairs at the expense of the Lessor. All such repairs, restorations and replacements shall be constructed and installed in a good and workmanlike manner in compliance with Applicable Laws and Regulations. In carrying out its obligations under this Section 9.1, the Lessee shall not discriminate in any way in the maintenance of the Property as compared with other similar properties owned, managed or leased by the Lessee.

          Section 9.2  Alterations; Additions.
                       ----------------------

          (a) (i) Lessee shall make all alterations, renovations, modifications or improvements to the Improvements, including, without limitation, construction of new facilities with respect thereto and expansion and re-arrangement of the Improvements, destruction or demolition of existing Improvements (provided that such destruction or demolition does not reduce the number of rentable square feet of the Improvements) and complete re-construction of a facility or any part thereof which is included as part of the Property (collectively, "Alterations"),
                                                                  -----------
which are required by Applicable Laws and Regulations.

               (ii) Provided Lessee at the time of an Alteration maintains a Credit Rating of Investment Grade or higher, Lessee may make any Alteration not required by Applicable Laws and Regulations, the cost of which is ten percent (10%) or less of the Purchase Price of the Property, without Lessor's and Lender's consent;

               (iii) Provided Lessee at the time of an Alteration maintains a Credit Rating of Investment Grade or higher, Lessee may make any Alteration not required by Applicable Laws and Regulations, the cost of which is more than ten percent (10%) of the Purchase Price of the Property, with Lessor's and Lender's prior consent, which consent shall not be unreasonably withheld;

               (iv) In the event Lessee shall not then maintain a Credit Rating of Investment Grade or higher, Lessee shall not have the right to make any Alteration not required by Applicable Laws or Regulations the cost of which exceeds $250,000 unless Lessee shall have received the prior written consent of Lessor, not to be unreasonably withheld or delayed, and Lessee shall have delivered to Lessor security for the benefit of the Lessor and the Lender in form and substance reasonably satisfactory to the Lessor, and in amounts at all times sufficient (and which may be applied, with the consent of Lessor and Lender) to complete such Alteration.

Lessee's right to make Alterations is subject to the conditions that:

               (x) such Alterations do not decrease (other than to a de minimis extent) the Fair Market Sales Value, Residual Value, condition, utility or Remaining Life of the Property below the Fair Market Sales Value, Residual Value, condition, utility or Remaining Life of the Property immediately prior to the Alterations (assuming the Property was in the condition required by this Lease) and such Alterations do not cause the Property to be characterized as "limited-use property" (as defined in Revenue Procedure 2001-28); and

               (y) Lessee has delivered to Lessor and Lender the plans and specifications relating to the proposed Alteration which, in cases where Lessor's and Lender's consent to an Alteration is required, shall be subject to Lessor's and Lender's approval, not to be unreasonably withheld or delayed. With respect to any Alteration, Lessee shall certify that: (x) any new structures, and any structural alterations, additions or additional buildings or structures, shall be built under the supervision of a certified architect, (y) the structural integrity of the existing buildings will not be impaired by such work, and (z) such new structures, structural alterations, additions or additional buildings or structures or the results of such demolition will not encroach upon (or with respect to demolitions, cause any damage to) any adjacent premises. With respect to demolitions, Lessee shall certify, with respect to buildings not demolished, the substance of subclause
          (y) of the immediately preceding sentence, and with respect to buildings being demolished, the substance of subclause (z) of the immediately preceding sentence.

          (b) It is understood and agreed that, so long as no Material Lease Default or Lease Event of Default shall have occurred and be continuing, Lessee shall have the right to construct on the Land, with the consent of Lessor and Lender (such consent not to be unreasonably withheld or delayed), additional buildings and other facilities which are not an integral part of the Improvements ("Additions") so long as such Additions and the impact of such
               ---------
Additions on the Property meet the conditions set forth in Sections 9.2(a)(i) and 9.2(a)(ii) above. In addition, the Lessor and Lender agree pursuant to
Section 23.12 below, to provide such easements as may be reasonably requested by the Lessee in connection with such Additions, provided that such easements do
                                              --------
not cause the Property and Alterations to fail to meet the conditions set forth in Section 9.2(a)(i) above.

          (c) If Lessee shall make or cause to be made any Alterations or Additions, it shall do so in a good and workmanlike manner and, subject to
Section 9.9 hereof, in compliance with Applicable Laws and Regulations, and such Alterations or Additions, as the case may be, shall be free of Liens other than Permitted Liens. Whenever Lessee is making Alterations or Additions, Lessee shall commence such Alterations or Additions promptly and, once commenced, shall diligently pursue the completion of such Alterations or Additions and, in any event, shall complete such Alterations within the lesser of three (3) years after commencement of such Alterations or Additions or the then remaining term of this Lease. If any such Alterations or Additions shall not have been completed prior to the expiration of this Lease, Lessee shall be deemed to remain in possession of the Property and Section 3.6 hereof shall apply.

          (d) For the purpose of confirming that Lessee is not required to remove any specified Alteration or Addition as required by Section 9.5, the Lessee shall have the right to request the consent of the Lessor as to any Alteration or Addition to the Property pursuant to this Section 9.2 as to which consent is not otherwise required hereunder, which consent shall not be unreasonably withheld. The reasonable cost and expense of Lessor's (i) review of any plans and specifications or other documents required to be furnished pursuant to this Lease or (ii) review/supervision of any such Alterations or Additions shall be paid by Lessee to Lessor, within thirty (30) days after demand, as Additional Rent.

          Section 9.3  Permanent and Non-Severable. All Alterations not required
                       ---------------------------
by Applicable Laws and Regulations, which are severable from the Property, which have not been financed by the Lessor, and which may be removed therefrom without
(a) decreasing (other than to a de minimis extent) the Fair Market Sales Value, Residual Value or Remaining Life of the Property from the Fair Market Sales Value, Residual Value and Remaining Life that the Property would have had if such Alterations had never been made and (b) causing material damage to the Property (after taking into account the repairs which would be required to return the Property to its condition prior to the time that such Alterations were made (provided that Lessee makes all such repairs)) ("Severable
           --------                                        ---------
Alterations") shall remain the property of Lessee. Not earlier than sixty (60)
-----------
days prior to the surrender of the Property, the Lessor may elect to purchase on the Lease Termination Date from the Lessee any Severable Alterations (if not already owned by the Lessor, previously removed by the Lessee or previously identified for removal by Lessee) which purchase shall be at the Fair Market Sales Value of such Alterations. Any such Severable Alterations which Lessor has not purchased or requested be removed and which Lessee elects to leave in place at the end of the Lease Term and all Additions shall, at such time, become Lessor's property and title thereto shall vest in Lessor without compensation to Lessee. All Alterations which are not Severable Alterations will become part of the Property and title thereto will automatically vest in Lessor when made without compensation to Lessee, and will thereupon become part of the Property subject to this Lease. On the Lease Termination Date at the request of Lessor, Lessee shall deliver a deed or bill of sale on an "as is, where is" basis to Lessor covering all Alterations which are not Severable Alterations and all other Alterations and Additions which Lessee is not removing from the Property, in each case, appropriate to transfer title to Lessor, free and clear of all Liens other than Permitted Liens.

          Section 9.4  Cooperation. If any Applicable Laws and Regulations
                       -----------
require that Lessor submit a request for governmental approvals and permits in connection with any Alterations or Additions, Lessor shall, subject to the terms and conditions of Section 23.12, cooperate in obtaining all necessary governmental permits and approvals to complete any such Alterations or Additions without any cost or expense to Lessor.

          Section 9.5  Obligations with Respect to Alterations and Additions at
                       --------------------------------------------------------
End of Term. At the end of the Lease Term, if requested by Lessor, Lessee shall
-----------
(at its expense) remove all Additions and all Alterations as to which the Lessor has not consented to their construction or installation on the Property. Lessee shall, at Lessee's sole cost and expense, diligently complete the removal of such Additions and Alterations (including any portion thereof below ground level) in a good and workmanlike manner in compliance with Applicable Laws and Regulations, and shall restore the Land on which such Alterations or Additions were constructed to its condition prior to the making of such Alterations or Additions.

          Section 9.6  [Intentionally omitted.]

          Section 9.7  Compliance with Applicable Laws and Regulations. During
                       -----------------------------------------------
the Lease Term, at Lessee's expense and without expense to the Lessor, Lessee will comply in all material respects with the provisions of all Applicable Laws and Regulations governing the use, operation, condition or maintenance of, or otherwise affecting, the Property; provided, however, that this Section 9.7
                                   --------  -------
shall not apply to compliance with Environmental Laws, which compliance shall be governed solely by Section 9.8.

          Section 9.8  Environmental Covenants. In order to induce Lessor to
                       -----------------------
enter into this Lease, Lessee covenants and agrees during the term of this
Lease:

          (a) to comply and to cause all assignees, tenants, sub-tenants and other Persons occupying or conducting business on the Property to comply with all Environmental Laws applicable to the Property or any operation thereon or to Lessee or its subtenants, assignees, tenants as occupants of the Property or other Persons occupying or conducting business on the Property;

          (b) to have sole responsibility for any and all costs and expenses of compliance with applicable Environmental Laws, including any such compliance directed to the Lessor or to which any of Lessor, or Lessee or its subtenants, assignees, tenants or other Persons occupying or conducting business on the Property may become subject;

           (c) not to generate, use, treat, store, handle, Release or dispose of, or permit the generation, use, treatment, storage, handling, Release or disposal of Hazardous Materials on the Property, or transport or permit the transportation of Hazardous Materials to or from the Property in any quantity or manner which would violate, or give rise to liability under, any applicable Environmental Laws;

           (d) to conduct or cause to be conducted any investigation, study, sampling and testing and undertake any Remedial Action with respect to Hazardous Materials on or from the Property (including, for the avoidance of doubt, with respect to Hazardous Materials on or from the Property prior to commencement of the Lease Term) as required by and in accordance with the requirements of the applicable Environmental Laws;

           (e) (i)   Lessee shall promptly notify Lessor of (A) any fact,
circumstance, condition, occurrence or Release of Hazardous Materials occurring at or from the Property relating to any underground storage tank or otherwise that may be reasonably expected to result in an expense in excess of $500,000 relating to or as a result of noncompliance with any applicable Environmental Law, such notice to be given no later than fifteen (15) Business Days after the condition is discovered by Lessee or such Release or occurrence takes place, whichever is later, and (B) any pending or threatened Environmental Claim that may reasonably be expected to result in an expense in excess of $500,000 against Lessee relating to the Property, such notice to be given no later than fifteen
(15) Business Days after Lessee receives written notice that such Environmental Claim is commenced or threatened. To the extent possible, all such notices shall describe in reasonable detail the nature of the Environmental Claim, fact, circumstance, condition, occurrence or Release and Lessee's response thereto.

               (ii) Upon the written request of Lessor, Lessee shall provide Lessor with copies of all written communications with any Governmental Authority or third party (other than any privileged written communication with counsel), and all other documents reasonably requested by the foregoing Persons relating to the subject of any notice required under Section 9.8(e)(i).

               (iii) Lessee shall provide reports relating to any Environmental Claim in such detail as may reasonably be requested by Lessor. In addition, if any fact, circumstance, condition, occurrence or Release occurs at or from the Property that relates to any underground storage tank or otherwise that may reasonably be expected to result in an expense in excess of $500,000 relating to or as a result of noncompliance with any applicable Environmental Law or Environmental Claim, Lessor may require with respect to the Property that is the subject of the claim, at Lessee's sole cost and expense, the undertaking of a Phase I environmental audit and, if such Phase I environmental audit discloses any environmental condition or conditions that reasonably require a Phase II environmental audit, a Phase II environmental audit for the Property. All audits pursuant to this provision shall be prepared by a consultant that is, and the scope of the audit shall be, reasonably acceptable to Lessor.

                (iv) Subject to the terms of Article XV, Lessor, Lender and their respective agents, employees, contractors and representatives shall have the right, but not the duty, at Lessor's cost and expense (unless a Lease Event of Default is continuing, in which case such inspection will be at Lessee's cost and expense), to enter upon the Property during reasonable times and upon reasonable notice to monitor and inspect any fact, circumstance, condition, occurrence or Release of Hazardous Materials thereon that relates to an underground storage tank or otherwise that may result in an expense in excess of $500,000 relating to or as a result of non-compliance with any applicable Environmental Law. In exercising its rights herein, each such party shall use reasonable efforts to minimize interference with the Lessee's business but any such entry shall not constitute an eviction of Lessee, in whole or in part. If any Governmental Authority shall ever require testing to ascertain whether there has been a Release or violation of applicable Environmental Laws, then the costs thereof shall be paid by Lessee; and

           (f) Lessee shall maintain the Property and cause alterations to be performed to the Property in compliance with Environmental Laws applicable to asbestos.

           Section 9.9 Contests. (a) Subject to the terms of Section 9.9(b) of
                       --------
this Lease, during the Lease Term, Lessee may contest the validity or application of any Applicable Laws and Regulations (other than with respect to any matters described in the Tax Indemnity Agreement, as to which the Tax Indemnity Agreement shall control) or the validity or amount of any Impositions or Liens by appropriate proceedings diligently conducted in good faith in the name of Lessee, or, if the provisions of any Applicable Laws and Regulations require that such proceeding be brought by or in the name of Lessor, with Lessor, in the name of Lessor, or both, without any cost or expense to Lessor so long as such proceedings shall not interfere with the disposition of the Property or any part thereof or involve (i) any material risk of the sale, forfeiture or loss of the Property or any part thereof or title thereto or any interest therein, (ii) a material risk of extending the ultimate imposition of such Applicable Laws and Regulations beyond the termination of the Lease Term,
(iii) any risk of criminal liability being imposed on the Lessor, or (iv) a material risk of reduction of the value, utility or remaining useful life (except to an insignificant extent) of the Property.

           (b) Subject to Section 9.9(a) and satisfaction of the following conditions, Lessee, at its sole cost and expense, may contest the assertion by any Governmental Authority or any other Person of any Applicable Laws and Regulations affecting all or a portion of the Property:

                (i)   no Lease Event of Default has occurred and is continuing;

                (ii) such contest shall not present (A) any material danger of the sale, forfeiture or loss of any part of the Property, title thereto or interest therein, material interference with the use, value or disposition of the Property or the payment of Rent relating to the Property, or (B) any danger of criminal liability or material danger of any civil sanctions being imposed on the Lessor;

                (iii) such contest shall not result, or be reasonably likely to result, in any Lien against the Property or any Rent payable hereunder or, if such contest shall, or shall be reasonably likely to, result in any such Lien, and if the Lessee shall not then maintain a Credit Rating of Investment Grade, Lessee shall have provided additional security for the benefit of the Lessor and the Lender in form and substance, and in amounts, reasonably satisfactory to the Lessor;

                (iv) any such contests, once instituted, unless discontinued, settled or compromised, shall be prosecuted diligently until a final judgment is obtained; and

                (v) Lessee may only delay compliance with the subject Applicable Laws and Regulations until the earliest to occur of: (A) a determination by the applicable judicial or Governmental Authority that the contest is unsuccessful, which determination is not, or ceases to be, subject to further appeal, (B) the discontinuance, settlement or compromise of such judicial proceeding or proceeding involving or heard by a Governmental Authority or (C) the last day of the Basic Term or any Renewal Term then in effect.

                                   ARTICLE X

                                LOCATION AND USE
                                ----------------

           Section 10.1 Location. Lessee shall not remove, or permit to be
                        --------
removed, the Improvements or any part thereof from the Property without the prior written consent of the Lessor, except that the Lessee or any other Person may remove (a) any Severable Alteration with respect to which title has passed to or remained with the Lessee in accordance with the provisions of Section 9.3,
(b) any part of the Improvements on a temporary basis for the purpose of repair or maintenance thereof or (c) any part of an Improvement which has been replaced by another part pursuant to Section 9.2 and which has become subject to this Lease.

           Section 10.2 Use. Lessee may use the Property for any lawful purpose,
                        ---
provided such use involves general office, research and development or distribution purposes, and does not increase the risk of an Environmental Claim ("Permitted Uses"). Lessor shall not unreasonably withhold its consent to any
  --------------
other use of the Property by Lessee, so long as such use relates to the business of manufacturing, distributing, assembling and designing automobile, truck and off-highway vehicle parts. Lessee shall have the right not to utilize the Property or any part thereof at any time and from time to time, subject to compliance with all other terms of this Lease.

                                   ARTICLE XI

                                    INSURANCE
                                    ---------

           Section 11.1 Coverage. Subject to Lessee's rights of self-insurance
                        --------
set forth in this Section 11.1, Lessee shall maintain or cause to be maintained:

           (a) (i) all-risk property insurance covering each and every component of the Property against physical loss or damage, including, but not limited to fire and extended coverage, collapse, flood and earth movement in an amount at least equal to the replacement value. Such insurance policy shall contain an agreed amount endorsement waiving any coinsurance penalty; (ii) loss of rental income insurance in an amount sufficient to provide proceeds which will cover the actual loss of Basic Rent during restoration, not to exceed a period of twelve (12) months.

           (b) "boiler and machinery" insurance with respect to damage (not insured against pursuant to Section 11.1(a) hereof) to the boilers, pressure vessels or similar apparatus located on the Property for risks normally insured against under boiler and machinery policies;

           (c) commercial general liability insurance with respect to the Property written on an occurrence basis (not claims made basis) with a limit of not less than $1,000,000 per occurrence. Such coverage shall include, but shall not be limited to, premises/operations, explosion, collapse, underground hazards, hostile fire and limited sudden and accidental pollution, contractual liability, independent contractors, property damage, bodily injury, advertising injury and personal injury liability. Such insurance shall not contain an exclusion for punitive or exemplary damages when insurable by law;

           (d) (i) Workers' Compensation insurance in accordance with statutory provisions or qualified self-insurance covering accidental injury, illness or death of an employee of Lessee while at work or in the scope of his employment with Lessee and (ii) Employer's Liability in an amount not less than $1,000,000 or such greater amount as may be required by law. Such coverage shall not contain any occupational disease exclusion; and

           (e) excess or umbrella liability insurance in an amount not less than $10,000,000 written on an occurrence basis (i.e., not claims made basis)
                                            ----
providing coverage limits in excess of the insurance limits in (c) and (d)(ii) above for all operations of the Lessee. Such insurance shall follow the form of the primary insurance and drop down in case of exhaustion of underlying limits. Such insurance shall not contain an exclusion for punitive or exemplary damages where insurable under law.

           The insurance required to be maintained pursuant to this Lease shall be no less favorable, except for limits of liability, than that generally maintained by Lessee and its Affiliates on properties which are owned or operated by them and all insurance carried pursuant to Sections 11.1(a) (i) and 11.1(a)(ii) or 11.1(c) shall be placed with such insurer having a minimum Standard & Poor's rating of A and insurance carried pursuant to Sections 11.1(b) and 11.1(e) shall be placed with such insurer having a minimum A.M. Best rating of A.IX (or such other rating as Lessor and Lender may reasonably agree) authorized to do business in the State in which the Property is located, and be in such form, with terms, conditions, limits and deductibles as shall be reasonably acceptable to the Lessor; provided that such insurance may be reinsured by insurers in which Lessee or any of its Affiliates has an interest.

           To the extent that any of the levels of insurance specified above are not available in the commercial market or not available at commercially reasonable rates, the Lessee shall be entitled to maintain insurance at lower levels or different terms and conditions so long as the coverage is consistent with the practice of the Lessee.

           Any of the foregoing insurance coverages may be carried as a part of blanket policies, provided that (i) amounts shall not be less than those
                  --------
required by this Section 11.1; (ii) any
such policy(ies) shall otherwise comply with the requirements of this Article XI; (iii) the protection afforded, except for the limits of liability or the exhaustion of aggregate limits, under any such policy(ies) shall be no less than that which would have been afforded under a separate policy or policies relating only to the Property; and (iv) each certificate of insurance shall explicitly specify replacement value with respect to the Property coverage.

           Notwithstanding the preceding provisions of this Section 11.1, at any time that the Lessee shall maintain a Credit Rating of BBB from Standard & Poor's and Baa2 from Moody's, or higher, Lessee shall be entitled to self-insure and/or have deductibles against any risks described in Section 11.1(a)-(d) so long as such risks retained do not exceed $10,000,000 (as adjusted upwards annually by the consumer price index) in any single occurrence and no Lease Event of Default shall have occurred and be continuing for thirty (30) days. At any time that the Lessee is not entitled to self-insure as described in the immediately preceding sentence, (i) if the Lessee shall then maintain a Credit Rating of Investment Grade or higher, the amount of any deductible with respect to any property insurance policy required by this Lease shall be $250,000 or less and with respect to any general liability insurance policy required by this Lease shall be $1,500,000 or less or (ii) if the Lessee shall not then maintain a Credit Rating of Investment Grade or higher, then within thirty (30) days of the downgrade below Investment Grade, the amount of any deductible with respect to any property or general liability insurance policy required by this Lease shall not be greater than five percent 5% of annual Basic Rent. The Lessee may, from time to time, increase the amount of self-insurance and/or deductibles from the amounts set forth herein with the Lessor's prior written consent, such consent not to be unreasonably withheld. In addition, with respect to insurance required by Section 11.1(e), at the written request of the Lessor delivered not less than sixty (60) days prior to the proposed effective date thereof, all minimum amounts of policies (but not deductibles) shall be increased (but not decreased) on or after the tenth (10th) anniversary of the Lease Term Commencement Date and every five (5) years thereafter to the level that a prudent lessee of comparable property would carry.

           Section 11.2 Policy Provisions. Any insurance policy required to be
                        -----------------
maintained by Lessee pursuant to Section 11.1 shall:

           (a) specify Lessee as the insured, Lessor as loss payee and Lender as mortgagee and loss payee with respect to all property insurance, including rental income insurance, and, except in the case of the insurance described in
Section 11.1(d), Lessor and Lender as additional insured in respect of claims or suits for bodily injury or property damage arising from the use, ownership, occupancy, lease or sublease of the Property as to all such insurances. It shall be understood that any obligation imposed upon the Lessee, including but not limited to the obligation to pay premiums, shall be the sole obligation of Lessee and not of Lessor;

           (b) provide, in the case of insurance carried pursuant to Section 11.1(a) and (b), that all insurance proceeds in respect of any loss or occurrence with respect to the Property (i) shall be adjusted with Lessee, unless a (and only for so long as no) Lease Event of Default shall be continuing, in which case such proceeds shall be adjusted solely with Lessor (or Lender, if Lessor has assigned such right to Lender) and (ii) shall be payable
(x) to Lessee in accordance with Article XIV, and (y) in all other circumstances to Lessor or the Depository or otherwise as Lessor may direct;

           (c) provide that, in respect of the interests of Lessor and Lender, such policies shall not be invalidated by any action or inaction of Lessee or any other Person (other than the Person making the claim thereunder) and shall insure Lessor and Lender regardless of, and any claims for losses shall be payable notwithstanding:

                (i) any act of negligence, including any breach of any condition or warranty in any policy of insurance, of Lessee or any other Person (other than the Person making the claim thereunder);

                (ii) the occupation or use of the Property for purposes more hazardous than permitted by the terms of the policies;

                (iii) any foreclosure or other similar proceeding or notice of sale relating to any of the Property; and

                (iv) any change in the title to or ownership of the Property after Lessee and its insurance underwriter has notice of such change in title or ownership;

           (d) provide that such insurance shall be primary insurance and that the insurers under such insurance policies shall be liable under such policies without right of contribution from any other insurance coverage effected by or on behalf of Lessor under any other insurance policies covering a loss that is also covered under the insurance policies maintained or arranged by Lessee pursuant to this Article XI and shall expressly provide that all provisions thereof, except the limits of liability (which shall be applicable to all insureds as a group) and liability for premiums (which shall be solely a liability of Lessee), shall operate in the same manner as if there were a separate policy covering each insured;

           (e) provide that any cancellation thereof shall not be effective as to Lessee, Lessor or Lender until at least thirty (30) days after receipt by Lessee or Lessor, as applicable, of written notice thereof (except for the nonpayment of premium for which ten (10) days notice shall be given); provided
                                                                      --------
that such delayed effectiveness shall not be required where the insurance proposed to be canceled has been replaced with other insurance, or Lessee has self-insured, in either case in accordance with the terms hereof; and

           (f) waive any right of subrogation of the insurers against Lessor and Lender and waive any right of the insurers to any setoff or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of Lessor or Lender.

           So long as no Lease Event of Default shall have occurred and be continuing, the Lessee shall have the right to settle all claims with the insurers.

           Section 11.3 Certificates of Insurance; Performance by Lessor. On or
                        ------------------------------------------------
prior to the Closing Date and on or before the fifteenth (15th) day prior to the expiration of any policy maintained pursuant to this Article XI and not less than five (5) days prior to any assignment of Lessee's interest in this Lease permitted under Section 13.3 of this Lease or any sale or replacement of the Property or any refinancing permitted under this Lease, Lessee shall deliver to Lessor certificates of insurance issued by the insurers evidencing the insurance maintained pursuant to this Article XI or, to the extent Lessee is permitted to self-insure under the requirements established in

Section 11.1 of this Lease and Lessee has elected to do so, an Officer's Certificate that self-insurance is permitted under Section 11.1 of this Lease and that self-insurance is in place for any insurance coverage required under this Article XI that is not otherwise evidenced by the insurers' certificates of insurance. In the event that Lessee shall fail to maintain insurance or provide notice of self-insurance as herein provided, Lessor and/or its successors, designees, or assigns may at their respective option, but without obligation, provide such insurance and, in such event, Lessee shall, within ten (10) days after receipt of demand from time to time, reimburse Lessor and/or its successors, designees, or assigns for the cost thereof, together with interest on such cost at the Overdue Rate computed from the date of payment of such cost to the date of reimbursement. Lessor and/or its successors, designees, or assigns shall give prompt written notice to Lessee of any such insurance.

           Section 11.4 General. Notwithstanding anything to the contrary
                        -------
herein, no provision of this Article XI or any provision of this Lease shall impose on Lessor any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by Lessee, nor shall Lessor be responsible for any representations or warranties made by or on behalf of Lessee to any insurance broker, company or underwriter.

           Section 11.5 Proceeds. All proceeds of property insurance policies or
                        --------
self-insurance maintained pursuant to this Article XI and the amount of any deductible shall be paid in the manner set forth in Article XIV of this Lease; provided, however, that, if the applicable Section of this Lease requires that
--------  -------
the proceeds of property insurance be retained by the Depository, and Lessee was self-insured with respect to the occurrence which would have generated such proceeds, then Lessee shall, within seven (7) days after receipt of written notice from Lessor, pay a sum equal to the proceeds which would have been paid by the insurance policies required under Section 11.1(a) (assuming that there was no deductible allowed and no self-insurance in place), to the Depository as though there were an actual policy of insurance in place.

           Section 11.6 Separate Insurance. Nothing in this Article XI shall be
                        ------------------
construed to prohibit Lessor from insuring at its own expense the Property or its interest therein, provided any insurance so maintained shall not provide for or result in a reduction of the coverage or the amounts payable under any of the insurance required to be maintained by Lessee under this Article XI.

                                  ARTICLE XII

                               RETURN OF PROPERTY
                               ------------------

           Section 12.1 Surrender; Environmental Compliance. On the Lease
                        -----------------------------------
Termination Date, Lessee shall surrender the Property in good order and condition, ordinary wear and tear and loss by casualty covered by insurance (to the extent the proceeds have been received by the Lessor) excepted, free and clear of all Liens other than Lessor Liens and Liens described in clause (vi) of the definition of Permitted Liens, in the condition required by Section 9.1 of this Lease. In the event Lessee elects, at its option, to remove any of the equipment described on Schedule X, or any other property or equipment not
                       ----------
subject to this Lease, Lessee shall repair any damages caused by such removal and restore the Property to the condition it was in prior to the installation of such equipment or property. Upon surrender, the Lessee shall deliver an Environmental Report to the Lessor showing that the Property is in compliance with Environmental Laws, which Environmental Report shall be dated within one hundred twenty (120) days of the date of such surrender. The delivery of such Environmental Report shall not relieve the Lessee of any indemnification obligation or liability with respect to any Release, violation of Environmental Law, Environmental Claim or other loss of or damage to any property or the environment. Simultaneously with such surrender, Lessee shall deliver to Lessor:

                (i) to the extent maintained by Lessee in the ordinary course of its business, originals of all transferable operating licenses, other licenses, certificates of occupancy, other certificates, permits, authorizations and approvals relating to the use and occupancy of the Property;

                (ii) to the extent in the possession or control of Lessee (x) plans and specifications for all mechanical, electrical and HVAC systems pertaining to the Property and (y) as-built drawings, blueprints, operating and repair manuals, engineering logs and preventative maintenance records relating to the Property or any Alteration or Addition;

                (iii) maintenance contracts, warranties or claims related to the Property or any Alteration or Addition;

                (iv) keys to the Property and all locks located therein in the possession or control of Lessee; and

                (v) such other papers and documents in the possession and control of Lessee which may be necessary for the ownership or the proper operation of the Property.

                                  ARTICLE XIII

                        ASSIGNMENT, SUBLEASING AND MERGER
                        ---------------------------------

           Section 13.1 Subletting of Portions of the Property Without Lessor's
                        -------------------------------------------------------
Consent. The Lessee may sublease all or any part of the Property to any Person
-------
at any time on such terms and conditions as Lessee may desire in its sole discretion, without the consent of Lessor; provided, however, that (i) any such
                                           --------  -------
sublease shall be expressly subject and subordinate to this Lease and shall not release Lessee from any of its obligations or liabilities under this Lease or under any other Operative Document; (ii) no such sublease may be entered into if a Lease Event of Default has occurred and is continuing; (iii) any sublessee shall not be bankrupt or insolvent at the inception of the sublease and shall be permitted to use the Property only for Permitted Uses; (iv) any such sublease shall be for a term that does not extend beyond the Basic Term or any Renewal Term that has been irrevocably elected; (v) the sublease shall not contain any purchase options; and (vi) no sublease shall cause any portion of the Property to be tax-exempt use property within the meaning of Section 168(h) of the Code.

           Section 13.2 Delivery of Non-Disturbance Agreements by Lessor. Upon
                        ------------------------------------------------
the request of Lessee, Lessor and Lender shall execute and deliver a subordination, non-disturbance and attornment agreement in the form attached to this Lease as Exhibit B (a "Non-Disturbance Agreement"), in connection with a
                            -------------------------
sublease by Lessee complying with Section 13.1, provided such sublease is (i) to a sublessee with a Credit Rating of at least Baa by Moody's and BBB by Standard & Poor's, (ii) at a rental rate equal to the greater of the Basic Rent payable under this Lease on a per square foot basis and the Fair Market Rental Value of the Property, (iii) for not less than fifty percent (50%) of the usable square footage of the Improvements which space is physically contiguous to the space which is not subleased and is accessible by a separate entrance or a common lobby, (iv) for a term of not less than five (5) years and not more than ten
(10) years, and provided that the Improvements are readily convertible to
                --------
multi-tenant use without material expenditure of funds so that the space remaining after the subletting is contiguous and is accessible by a separate entrance or a common lobby and is a self-contained and readily marketable unit of space. Lessor and Lender shall execute and deliver the Non-Disturbance Agreement with respect to such sublease within twenty (20) Business Days after request by Lessee so long as (x) Lessee pays all reasonable costs and expenses (including reasonable attorneys' fees and expenses) in connection therewith, (y) no Lease Event of Default has then occurred and is continuing and (z) the Lessee shall have delivered a certificate to the Lessor and the Lender confirming compliance with Section 13.1 and this 13.2.

           Section 13.3 Assignment of Lease. So long as no Lease Event of
                        -------------------
Default has occurred and is continuing, Lessee may assign its interest in this Lease without the consent or approval of Lessor. No assignment permitted hereunder shall (a) relieve Lessee of any of its obligations, liabilities or duties hereunder and under the other Operative Documents, which shall be and remain those of a principal and not a guarantor, (b) cause any portion of the Property to be tax-exempt use property within the meaning of Section 168(h) of the Code or (c) be to an assignee that is bankrupt or insolvent as of the effective date of such assignment. Notwithstanding clause (a) of the immediately preceding sentence, Lessee may assign its interest in this Lease and the Lessee shall be relieved of all its obligation, liabilities or duties hereunder so long as (i) (A) the assignee of this Lease has a Credit Rating of not less than A3 by Moody's and A- by Standard & Poor's or (B) the obligations of the assignee of this Lease are guaranteed by an entity which has a Credit Rating of not less than A3 by Moody's and A- by Standard & Poor's, (ii) the assignee and such guarantor shall have assumed the due and punctual performance of all of the obligations of Lessee under this Lease pursuant to an assignment and assumption agreement and guarantee in form and substance, and supported by opinions in form and substance and from counsel, satisfactory to the Lessor and Lender and (iii) Lessor shall have consented thereto (which consent shall not be unreasonably withheld).

           Section 13.4 Merger. The Lessee agrees that it will not consolidate
                        ------
with or merge with any other Person or sell, convey, transfer or lease its assets as an entirety or substantially as an entirety, unless: (a) the surviving entity (if other than the Lessee) or the Person that shall acquire by sale, conveyance, transfer or lease the assets of the Lessee as an entirety or substantially as an entirety shall execute and deliver to the Lessor an assumption by such successor entity of the due and punctual performance of each covenant and condition of this Lease to be performed or observed by the Lessee and (b) no Material Lease Default or Lease Event of Default shall have occurred and be continuing after giving effect to such consolidation, merger or sale, conveyance, transfer or lease of assets of the Lessee as an entirety or substantially as an entirety.

Upon any such consolidation or merger, or any sale, conveyance, transfer or lease of the assets of the Lessee as an entirety or substantially as an entirety in accordance with this Section 13.4, the surviving Person or the Person to which such sale, conveyance, transfer or lease shall be made shall succeed to, and be substituted for, and may exercise every right and power of, the Lessee under this Lease.

           Section 13.5 Affiliates. Subject to Section 13.1, the Lessee shall
                        ----------
have the right, without the consent of Lessor, to sublease the Property or portions thereof to, or share occupancy with Affiliates of Lessee (or entities which are joint ventures of Lessee, its Affiliates and third parties), provided Lessee shall remain liable under this Lease as a principal and not as a guarantor.

                                  ARTICLE XIV

                    LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE
                    -----------------------------------------

           Section 14.1 Payment of Stipulated Loss Value on an Event of Loss.
                        ----------------------------------------------------
Upon the occurrence of an Event of Loss, the Lessee shall promptly (and, in any event, within thirty (30) days after such occurrence) give the Lessor written notice of such Event of Loss and shall, within ninety (90) days after such occurrence give the Lessor written notice stating whether Lessee elects to (i) comply with the provisions of Section 14.2 hereof relating to restoration and rebuilding of the Property affected by such damage, destruction or taking, or
(ii) terminate this Lease on a Rent Payment Date occurring not less than one hundred twenty (120) days from the delivery of such notice and, if such election shall occur during the Basic Term, making a rejectable offer to purchase the Property in accordance with this Section 14.1. Unless the Lessor rejects the Lessee's offer to purchase the Property in accordance with the last paragraph of this Section 14.1, on the first Stipulated Loss Value Date at least one hundred twenty (120) days after the date of such notice the Lessee shall, without regard to the adequacy of any Net Casualty Proceeds or Net Condemnation Proceeds, pay to the Lessor an amount equal to the sum of the Stipulated Loss Value as of such payment date and other amounts, if any, then due hereunder or under any of the other Operative Documents (collectively, the "Termination Amount"). If an Event
                                              ------------------
of Loss shall occur during a Renewal Term, Lessee shall, within ninety (90) days after such occurrence, give Lessor written notice whether Lessee elects to (i) comply with the provisions of Section 14.2 hereof relating to restoration or rebuilding of the Property, or (ii) terminate this Lease. In the event Lessee elects to terminate this Lease, this Lease shall terminate on a Rent Payment Date selected by Lessee which is not less than sixty (60) days after the date of Lessee's notice, upon payment by Lessee of the sums described in Section 14.1(d) hereof.

           (a) If the Lessor fails to expressly reject Lessee's offer to purchase pursuant to this Section 14.1 in writing within ninety (90) days from the date of Lessee's offer, the Lessee shall pay the Termination Amount specified in Section 14.1 to the Lessor on such purchase date; provided that (i)
                                                               --------
any Net Casualty Proceeds derived from insurance required to be maintained by the Lessee pursuant to Section 11.1 of this Lease then held by the Lessor shall be credited against such Termination Amount, if not already paid by the Lessee, and any Net Casualty Proceeds derived from insurance required to be maintained by the Lessee pursuant to Section 11.1 of this Lease remaining thereafter shall be paid to, or retained by, the Lessee or as it may direct or, if such Termination Amount has already been paid by the Lessee, any such Net Casualty Proceeds shall be paid over to, or retained by, the Lessee or as it may direct and (ii) the Lessee's interest in the Net Condemnation Proceeds (to the extent that proceeds have been received by the Lessor) shall be credited against such Termination Amount, if not already paid by the Lessee, and any such Net Condemnation Proceeds remaining thereafter shall be paid over to, or retained by, the Lessee or as it may direct or, if such Termination Amount has already been paid by the Lessee, such Net Condemnation Proceeds (to the extent that proceeds have been received by the Lessor) shall be paid over to, or retained by, the Lessee or as it may direct. Upon payment in full of the Termination Amount payable pursuant to this Section 14.1, (x) the Lease Term shall end, (y) the obligations of the Lessee hereunder (other than any obligations expressed herein as surviving termination of this Lease) shall terminate as of the date of such payment and
(z) with respect to an Event of Loss not constituting an Event of Taking of 100% of the Property, the Lessor shall transfer to the Lessee, or if the Lessee shall so designate, to the property damage insurer, as-is, where-is, without recourse or warranty but free and clear of Lessor Liens, and subject to the same disclaimers as set forth in Section 7.1, all right, title and interest of the Lessor in, to and under the Property.

           (b) Anything herein to the contrary notwithstanding, if the Lessee shall fail to pay all amounts due under and pursuant to this Section 14.1, no sale shall be consummated and this Lease shall continue in full force and effect.

           (c) In the event that the Lessor expressly rejects in writing the offer of the Lessee to purchase the Property as provided in this Section 14.1 at the purchase price stated therein, the Lessee shall pay the following amount to the Lessor or such amount shall be retained (in the case of the Net Casualty Proceeds) by the Lessor on the date that would otherwise have been the purchase date pursuant to Section 14.1(i) hereof: the sum of (A) Net Casualty Proceeds or Net Condemnation Proceeds, as the case may be, plus (B) with respect to an Event of Loss not constituting an Event of Taking, an amount equal to the deductible under the policy or policies represented by such Net Casualty Proceeds, plus (C) with respect to an Event of Loss not constituting an Event of Taking, any amounts Lessee has chosen to self-insure (the amounts described in clauses (A),
(B) and (C) being collectively referred to as the "Loss Proceeds" for the
                                                   -------------
Property. Upon payment in full of such amount, plus any Basic Rent then accrued and unpaid and any Additional Rent, (1) the Lease Term shall end and (2) the obligations of the Lessee hereunder (other than any obligations expressed herein as surviving termination of this Lease) shall terminate as of the date of such payment. Upon payment to Lessor of all amounts owing under this paragraph, all Loss Proceeds remaining shall be paid to or retained by the Lessee.

           Section 14.2 Restoration; Application of Payments. All Net Proceeds
                        ------------------------------------
(except for payments under insurance policies maintained other than pursuant to Article XI of this Lease) received at any time by the Lessor or the Lessee from any Governmental Authority or other Person with respect to any Condemnation, Casualty or Event of Loss to the Property or any part thereof, shall (except to the extent Section 14.4 applies) be applied as set forth below in this Section
14.2. Unless the Lessee shall have offered to purchase the Property in accordance with Section 14.1 hereof and the Lessor shall have agreed to accept such offer, the repair, rebuilding, replacement and restoration of the Property shall be commenced by Lessee within one hundred twenty (120) days after any Condemnation, Casualty or Event of Loss (and in any event, Lessee shall promptly effect such repair, rebuilding, replacement or restoration as shall be necessary to stabilize the Improvements and render the Improvements safe), and such repair, rebuilding, replacement or restoration shall be completed promptly, but in any event prior to the end of the Lease Term. Subject to the provisions of this Section 14.2, so long as there is not continuing any Material Lease Default or Lease Event of Default, the Lessee shall control all aspects of any repair, rebuilding, replacement and restoration of the Property so as to (i) restore the same to at least the value, utility and remaining useful life and (ii) to the extent possible, to substantially the same condition as existed immediately prior to the occurrence of such Condemnation, Casualty or Event of Loss (other than the restoration of Improvements made after the Closing Date to which the Lessee retains title) and, except to the extent permitted by Section 9.9, in accordance with Applicable Laws and Regulations. In addition to its rights under Section 15.1 hereof, Lessor shall have the right to review plans and specifications and inspect the Property, at Lessee's sole cost and expense, at any time upon not less than three (3) Business Days' prior notice in connection with any such repair, rebuilding, replacement or restoration.

           (a) If the Lessee shall have elected or be required to repair or restore the Property and (i) no Material Lease Default or Lease Event of Default has occurred and is continuing, (ii) Lessee shall then maintain a Credit Rating of Investment Grade and (iii) the Net Proceeds (including amounts with respect to which Lessee is self-insured as provided in Section 11.5 hereof) payable are ten percent (10%) of the Purchase Price or less, all such Net Proceeds shall, subject to Section 11.2(b), be paid to the Lessee immediately upon demand, and in any event shall be applied, as necessary, for the repair or restoration of the Property;

           (b) If (i) a Material Lease Default or Lease Event of Default has occurred and is continuing at the time of the subject Casualty, Condemnation or Event of Loss, or thereafter during the repair or restoration period or (ii) Lessee shall then not maintain a Credit Rating of Investment Grade or (iii) the Net Proceeds with respect to the Property exceed ten percent (10%) of the Purchase Price, the full amount of such Net Proceeds, or the amount of such excess, as applicable shall be paid to the Depository. The Depository shall have no affirmative obligation to prosecute a determination of the amount of, or to effect the collection of, any Net Proceeds unless the Depository shall have been given an express written undertaking to do so. Moneys received by the Depository pursuant to the provisions of this Lease shall not be commingled with the Depository's own funds and shall be held by the Depository in trust, either separately or with other trust funds, for the uses and purposes provided in this Lease. The Depository shall invest any moneys held by it in Permitted Investments and the interest paid or received by the Depository on the moneys so held in trust shall be added to the moneys so held in trust. The Depository shall not be liable or accountable for any action taken or suffered by the Depository or for any disbursement of moneys made by the Depository in good faith in reliance on advice of legal counsel. In disbursing monies pursuant to this Section, the Depository may rely conclusively on the information contained in any notice given to the Depository by the Lessee (a copy of which shall be sent to the Lessor) in accordance with the provisions hereof unless the Lessor notifies the Depository in writing within ten (10) Business Days after the giving of any such notice by the Lessee that (i) the Lessor intends to dispute such information, in which case the disputed amount shall not be disbursed but shall continue to be held by the Depository until such dispute shall have been resolved or (ii) a Lease Event of Default is continuing, in which case the proceeds shall be held in accordance with Section 23.9 hereof;

           (c) If such excess proceeds or the full amount of such Net Proceeds, as applicable, are being held pursuant to clause (b) above, from time to time, but not more often than once in any thirty (30) day period and provided that the Lessee has first paid
                                       --------
any amounts required to be paid by the Lessee out of its own funds hereunder, the Lessee may (i) request reimbursement out of such excess proceeds or Net Proceeds, as applicable, for the actual costs and expenses incurred by the Lessee in connection with such repair and rebuilding; or (ii) request the Depository to pay such costs and expenses directly to contractors and suppliers. Such requests shall be made by written notice to the Depository, setting forth in reasonable detail all of such costs and expenses incurred by the Lessee and certifying that (1) all of such costs and expenses are due and owing (or will be due and owing within the next seven (7) days) and (2) such costs and expenses were not the subject of a previous certificate delivered pursuant to this clause
(c) and (3) such other matters as are customary in accordance with prudent practice for periodic construction draws. Any request by the Lessee for the payment of such excess proceeds or such Net Proceeds, as applicable, shall also be accompanied by:

          (I)  a certificate of a licensed architect certifying:

               (A) that the restoration has been completed to the extent set forth in the request for work completed to such date by the Lessee in compliance in all material respects with the approved plans for such restoration; and

               (B) the cost, as reasonably estimated by such certifying party, of the restoration to be completed subsequent to the date of such certificate; and

          (II) an Officer's Certificate of the Lessee certifying that:

               (A) the amount of Net Proceeds then held by the Depository and the Lessee, as the case may be, are sufficient to complete the restoration to be completed subsequent to the date of such certificate or if not, that Lessee has delivered to the Depository available funds (and Lessee hereby agrees to deposit such funds with the Depository) which, together with the undisbursed Net Proceeds, are sufficient to complete the restoration;

               (B) no Material Lease Default or Lease Event of Default is continuing; and

               (C) no Liens other than Permitted Liens have arisen out or any labor performed in connection with such repair and restoration.

          If the Lessor shall in good faith desire to dispute the information contained in any notice given by the Lessee, the Lessor shall so notify the Lessee and the Depository in writing within five (5) Business Days after the giving of such notice, specifying the amount intended to be disputed and the nature of the dispute. After such five (5) Business Days period has elapsed, if the Lessor has not disputed the information contained in the Lessee's notice, the Depository shall promptly disburse to the Lessee out of such excess proceeds or Net Proceeds, as the case may be, the amount of such costs and expenses;

          (d) Subject to Section 14.5, and once such repair and restoration is completed in accordance with the plans and specifications approved by Lessor, as certified by an independent architect engaged by Lessee, and fully paid for, any Net Casualty Proceeds under insurance paid for or provided by the Lessee in excess of amounts necessary for the repair or restoration of the affected Improvements, or amounts necessary for the payments required to be paid pursuant to Section 14.1, shall be paid to the Lessee upon payment of the amounts required to be paid under Section 14.1 or to be paid because of the Lessor's rejection of the Lessee's offer to purchase the Property; and

          (e) Any Net Condemnation Proceeds shall be divided between the Lessor and the Lessee as their interests appear in accordance with Applicable Laws and Regulations. Any such Net Condemnation Proceeds attributable to the Lessee's interest in the affected Property(s) shall be applied first to the payment of amounts required to be paid under Section 14.1, if applicable, and all other Net Condemnation Proceeds attributable to the Lessee's interest shall be paid to the Lessee. Any Net Condemnation Proceeds attributable to the Lessor's interest in the Property shall be distributed to the Lessor.

          During any period of repair or rebuilding pursuant to this Article XIV, this Lease will remain in full force and effect and Basic Rent allocable to the Property shall continue to accrue and be payable without abatement or reduction. The Lessee shall maintain records setting forth information relating to the receipt and application of payments in accordance with this Section 14.2. Such records shall be kept on file by the Lessee at its offices and shall be made available at their then current location to the Lessor during normal business hours upon request. All repair and rebuilding pursuant to this Article XIV shall be done in compliance with the requirements of Section 9.2(a) (as if references therein to "Alterations" were to such repair and rebuilding).

          Section 14.3  Event of Taking. If an Event of Taking shall occur for
                        ---------------
the Property, prior to the date title to the Property shall have been conveyed to the condemning authority having jurisdiction thereof, the Lessee shall give the Lessor prompt written notice of such occurrence and the date thereof.

          Section 14.4  Application of Certain Payments Not Relating to an Event
                        --------------------------------------------------------
of Taking.  (a) In case of a requisition for temporary use of all or a
---------
portion of the Property which is not an Event of Taking for the Property, this Lease shall remain in full force and effect, without any abatement or reduction of Basic Rent, and the Net Condemnation Proceeds for the Property shall, unless a Material Lease Default or Lease Event of Default has occurred and is continuing, be paid to the Lessee, except that any portion of such Net Condemnation Proceeds that was awarded with respect to the time period after the expiration or termination of the Lease Term shall be allocated between the Lessor and the Lessee as their respective interests shall appear. Following the occurrence of any Condemnation which is not an Event of Taking at the Property (so long as this Lease shall not have been terminated with respect to the Property as provided in this Article XIV), Lessee shall to the extent possible restore the Property to the condition existing prior to the date of such Condemnation not constituting an Event of Taking.

          (b) In case of a Condemnation not resulting in an Event of Taking and which is not a case of a requisition for temporary use of all or a portion of the Property, to the extent the Condemnation relates to an Improvement included in the Property, the Lessee shall (i) construct a building or improvement of equal remaining economic useful life and expected residual value or repair, rebuild, replace or restore the Property to the fullest possible extent. In connection therewith this Lease shall continue in full force and effect, without any abatement or reduction in

Basic Rent and the Net Condemnation Proceeds for the Property shall be paid to the Lessor and the Lessee as their interests may appear.

          Section 14.5  Dispositions of Proceeds during Default. Subject to the
                        ---------------------------------------
provisions of Sections 14.2(b) hereof, so long as a Material Lease Default or Lease Event of Default shall have occurred and be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, the Lessee pursuant to this Article XIV shall be paid to the Lessor and applied by Lessor to the payment of Lessee's obligations under this Lease and the other Operative Documents or held as security for the obligations of the Lessee under this Lease pursuant to Section 23.9 hereof, as Lessor may elect.

          Section 14.6  Negotiations. In the event any part of the Property
                        ------------
becomes subject to condemnation or requisition proceedings, the Lessee shall give notice thereof to the Lessor promptly after the Lessee has knowledge thereof and so long as this Lease has not been terminated the Lessee shall control the negotiations with the relevant Governmental Authority; provided that no settlement will be made without Lessor's prior consent, not to be unreasonably withheld unless a Material Lease Default or Lease Event of Default is continuing in which case Lessor shall assume control of such negotiations and Lessor may agree to such settlement without the consent of the Lessee in its sole discretion. The Lessee and the Lessor shall give to the other such information, and copies of such documents, which relate to such proceedings, or which relate to the settlement of amounts due under insurance policies required by Article XI, and are in the possession of the Lessee or the Lessor, as the case may be, as are reasonably requested by the other.

          Section 14.7  No Rent Abatement. Rent shall not abate hereunder by
                        -----------------
reason of any Casualty, any Condemnation or any Event of Loss when this Lease does not terminate in accordance with the provisions of this Article XIV, and the Lessee shall continue to perform and fulfill all of the Lessee's obligations, covenants and agreements hereunder to the extent reasonably practicable given such Casualty, Condemnation or Event of Loss. Without limiting the foregoing, the Lessee expressly waives the provisions and benefits of any present or future law relating to damage or destruction (including, without limitation, any statutes now or hereafter in effect in any jurisdiction where the Property is located) and agrees that the provisions of this Lease shall control the rights of the Lessor and the Lessee with respect to damage or destruction or any condemnation.

          Section 14.8  Investment. Provided that no Lease Event of Default is
                        ----------  --------
continuing, the Lessor agrees that the Lessee may direct the investment of amounts held by the Lessor or the Depository pursuant to this Article XIV and not applied to the payment of Lessee's obligations under this Lease and the other Operative Documents in Permitted Investments. Any losses attributable to such investment shall be promptly reimbursed by the Lessee. During the continuance of a Material Lease Default or Lease Event of Default, the Lessor shall cause all such funds to be invested in Permitted Investments.

                                   ARTICLE XV

                                   INSPECTION
                                   ----------

          Section 15.1  Entry on Property. Lessor, its agents, employees and
                        -----------------
contractors, at their own expense, or after a Lease Event of Default has occurred and is continuing at Lessee's expense, may enter the Property (to be accompanied by a designated representative of Lessee) during normal business hours and upon not less than five (5) Business Days' prior written notice (or, in the case of an emergency, two (2) Business Day' prior written notice; provided that if Lessor reasonably believes that irreparable damage to the
--------
Property will occur by not inspecting sooner than after such two (2) Business Day period, upon such shorter notice as is reasonable in light of the circumstances) to conduct inspections of the Property, or exhibit the Property to bona fide prospective purchasers or lenders, excluding designated secured areas. Other than in connection with a proposed sale of the Property or refinancing of any loan secured thereby or during a period when a Lease Event of Default shall have occurred and be continuing or during the twelve (12) month period prior to the expiration of the Lease Term, such inspections shall be limited to no greater than twice per calendar year.

          Lessee waives any claim for damages for any injury or inconvenience to or interference with Lessee's business or any loss of occupancy or quiet enjoyment of the Property occasioned by such entry; except if the claim arises out of the gross negligence or willful misconduct of such parties or their respective agents or contractors in connection with such entry. In the exercise of its right of entry hereunder, such parties shall use all reasonable efforts not to interfere with the business operations of Lessee or any other Person at the Property. In addition, subject to such confidentiality requirements with respect to trade secrets or information relating to the proprietary business of Lessee as Lessee shall reasonably deem necessary or appropriate, and upon reasonable prior notice, Lessor and its agents, employees and contractors shall be entitled to inspect the books and records relating to the condition, maintenance and operation of the Property (other than in respect of any businesses operated thereon) at the offices of Lessee or any Affiliate of Lessee that may be subleasing or managing the Property and to meet with representatives of Lessee regarding the same, in each case during normal business hours.

                                  ARTICLE XVI

                                EVENTS OF DEFAULT
                                -----------------

          Section 16.1  Events of Default. The following events shall constitute
                        -----------------
Lease Events of Default:

          (a) the Lessee shall fail to make any payment of Basic Rent within five (5) days after the due date thereof or shall fail to make any payment of Stipulated Loss Value or Termination Value within ten (10) Business Days after the receipt of written notice of such failure to the Lessee from the Lessor;

          (b) the Lessee shall fail to make any payment of Additional Rent or any other amount payable hereunder and such failure shall continue for a period of twenty (20) Business Days after written notice of such failure to the Lessee from the Lessor or the payee thereof;

          (c) the Lessee shall sublease, assign or otherwise transfer its interest in this Lease in violation of the terms hereof, violate the provisions of Section 13.4 hereof or abandon the Property;

          (d) the Lessee shall fail to perform in any material respect any covenant, condition or agreement (not included in clauses (a), (b), (c) or (g) of this Section 16.1) to be performed by it hereunder or under any other Operative Document and such failure shall continue for a period of thirty (30) days after written notice thereof to the Lessee from the Lessor; provided, that if such default is capable of being cured but cannot be cured within such 30-day period, the cure period shall be extended, for as long as is necessary to effectuate a cure, so long as the Lessee is diligently pursuing such cure (but in no event in excess of one hundred eighty (180) days from the date of Lessor's notice of default);

          (e) the filing by Lessee of any petition for dissolution or liquidation of Lessee, or the commencement by Lessee of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or Lessee shall have consented to the entry of an order for relief in an involuntary case under any such law, or the failure of Lessee generally to pay its debts as such debts become due (within the meaning of the Bankruptcy Code or any other applicable bankruptcy laws), or the failure by Lessee promptly to satisfy or discharge any execution, garnishment or attachment of such consequence as will impair its ability to carry out its obligations under this Lease, or the appointment of or taking possession by a receiver, custodian or trustee (or other similar official) for Lessee or any substantial part of its property, or a general assignment by Lessee for the benefit of its creditors, or the entry by Lessee into an agreement of composition with its creditors, or Lessee shall have taken any corporate action in furtherance of any of the foregoing; or the filing against Lessee of an involuntary petition in bankruptcy which results in an order for relief being entered or, notwithstanding that an order for relief has not been entered, the petition is not dismissed within ninety (90) days of the date of the filing of the petition, or the filing under any law relating to bankruptcy, insolvency or relief of debtors of any petition against Lessee for reorganization, composition, extension or arrangement with creditors which either (i) results in a finding or adjudication of insolvency of Lessee or (ii) is not dismissed within ninety (90) days of the date of the filing of such petition (the term "dissolution or liquidation" of Lessee, as used in this paragraph (e), shall not be construed to include the cessation of the corporate existence of Lessee resulting either from a merger or consolidation of Lessee into or with another corporation or a dissolution or liquidation of Lessee following a transfer of all or substantially all of its assets as an entirety as permitted by the express terms of the Operative Documents);

          (f) any representation or warranty by Lessee in any Operative Document or in any certificate or document delivered pursuant to any Operative Document shall have been materially incorrect when made, shall remain material when discovered and, if capable of cure, shall not have been cured within thirty (30) days after receipt of written notice by Lessee from Lessor, unless the default is not curable within such thirty (30) days but is capable of being cured within one hundred eighty (180) days and the Lessee shall be diligently proceeding to correct such failure and such failure shall not be corrected within one hundred eighty (180) days from the date of Lessor's notice of default; or

          (g) the failure by the Lessee to maintain the insurance required by
Article XI hereof.

                                  ARTICLE XVII

                                   ENFORCEMENT
                                   -----------

          Section 17.1  Remedies. Upon the occurrence of any Lease Event of
                        --------
Default and at any time thereafter so long as the same shall be continuing, the Lessor may, at its option, by notice to the Lessee declare this Lease to be in default, and subject to Applicable Laws and Regulations, at any time thereafter the Lessor may, so long as such Lease Event of Default is continuing, do one or more of the following as the Lessor, in its sole discretion shall determine:

          (a) the Lessor may, by notice to the Lessee terminate this Lease as of the date specified in such notice, and as of the date specified in such notice the term of this Lease shall expire and terminate as fully and completely as if such date had been fixed for the expiration of the term of this Lease, and all rights of Lessee hereunder shall expire and terminate, but Lessee shall remain liable as hereinafter provided; however, (A) no reletting, reentry or taking of possession of the Property by the Lessor will be construed as an election on the Lessor's part to terminate this Lease unless a written notice of such intention is given to the Lessee, (B) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Lease Event of Default, and (C) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Property shall be valid unless the same be made in writing and executed by the Lessor;

          (b) the Lessor may (i) demand that the Lessee, and the Lessee shall upon the written demand of the Lessor, return the Property promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles IX and XII hereof as if the Property were being returned at the end of the Lease Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (ii) without prejudice to any other remedy which the Lessor may have for possession of the Property, enter upon the Property and take immediate possession of (to the exclusion of the Lessee) the Property and expel or remove the Lessee and any other Person who may be occupying the Property, but if such other Person shall have entered into a non-disturbance and attornment agreement with the Lessor only to the extent permitted therein, by summary proceedings, all without liability to the Lessor for or by reason of such entry or taking of possession, whether for the restoration of damage to the Property caused by such taking or otherwise and, in addition to Lessor's other damages, Lessee shall be responsible for the reasonably necessary costs and expenses of reletting, including, without limitation, brokers' fees and the costs of any alterations (but only for use of the Improvements as then constituted) or repairs made by Lessor;

          (c) the Lessor may sell the Property at public or private sale, as the Lessor may determine, free and clear of any rights of the Lessee in which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated (except to the extent that Basic Rent is to be included in computations under paragraph (e) or (f) below if the Lessor shall elect to exercise its rights thereunder);

          (d) the Lessor may hold, keep idle or lease to others all or any part of the Property as the Lessor in its sole discretion may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect to such action or inaction, except that the Lessee's obligation to pay Basic Rent from and after the occurrence of a Lease Event of Default shall be reduced by the net proceeds, if any, received by the Lessor from leasing the Property to any Person other than the Lessee for the same periods or any portion thereof after deductions for all costs of reletting the Property, including without limitation all repossession costs, brokerage commissions, reasonable attorneys fees (including fees and expenses of appellate proceedings), employee expenses, alteration costs and expenses of preparation for such reletting;

          (e) The Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under paragraph (a),
(b), (c) or (d) of this Article XVII with respect to the Property, demand, by written notice to the Lessee specifying a date (the "Final Payment Date") not
                                                     ------------------
earlier than ten (10) days after the date of such notice, that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the Final Payment Date, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) pursuant to clause (iii) below, as consideration for the transfer of the Property, an amount equal to the sum of (A) all accrued and unpaid Basic Rent due and unpaid as of the Final Payment Date (it being understood that the Lessee shall pay when due any Basic Rent due on a Rent Payment Date which occurs on or after the Lease Event of Default but prior to the Final Payment Date), plus (B) whichever of the following amounts the Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the Overdue Rate from the Final Payment Date specified in such notice to the date of actual payment):

               (i) if the Property or any part thereof has not been sold, an amount equal to the excess, if any, of the Stipulated Loss Value or Termination Value for that portion of the Property not so sold, computed as of the Final Payment Date, over the Fair Market Sales Value of the Property as of the Final Payment Date (such Fair Market Sales Value to be determined by mutual agreement of the Lessor and the Lessee or if they cannot agree within ten (10) days after such notice by the Appraisal Procedure); or

               (ii) if the Property or any part thereof has not been sold, an amount equal to the excess, if any, of the Stipulated Loss Value or Termination Value for the portion of the Property not so sold computed as of the Final Payment Date over the present value of the Fair Market Rental Value for the portion of the Property not so sold for the balance of the Lease Term discounted monthly at an annual rate of eight percent (8%) (such Fair Market Rental Value to be determined by mutual agreement of the Lessor and the Lessee or if they cannot agree within ten (10) days of such notice by the Appraisal Procedure);

          (f) if the Lessor shall have sold the Property or any part thereof pursuant to paragraph (c) above, the Lessor may, if it shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent for the Property due for periods commencing on or after the Stipulated Loss Value Date or Termination Value coinciding with such date of sale (or, if the sale date is not a Stipulated Loss Value Date, the Stipulated Loss Value or Termination Value date next preceding the date of such sale)), an amount equal to the sum of (A) all accrued and unpaid Basic Rent due and unpaid as of such sale date (it being understood that the Lessee shall pay when due any Basic Rent due on a Rent Payment Date which occurs on or after the Lease Event of Default but prior to such sale date), plus (B) the amount of any excess of the Stipulated Loss Value or Termination Value for the Property so sold, computed as of such Stipulated Loss Value Date, over the net proceeds of such sale, together with interest at the interest rate on any debt secured by an interest in the Lease and the Property on such excess from such Stipulated Loss Value Date to the date of sale, plus (C) interest at the Overdue Rate on all of the foregoing amounts from the date of such sale until the date of payment; provided, however, to the
                                                 --------  -------
extent that the Lessee shall have paid Basic Rent in advance on or after the date the Lease Event of Default occurred but prior to such sale date, the amount payable by the Lessee hereunder shall be reduced by an amount equal to the advance Basic Rent so paid multiplied by a fraction, the numerator of which shall be the number of days in the Lease Period with respect to such advance Basic Rent payment before such sale date and the denominator of which shall be the actual number of days in such Lease Period.

          (g) The Lessor may exercise any other right or remedy that may be available to it under Applicable Laws and Regulations or in equity, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any Lease Period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent Lease Period(s).

          (h) The Lessor may retain and apply against the Lessor's damages all sums which the Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Lease, including, without limitation, any sums which the Lessor may be required to pay to Lessee under Section 14.5.

          Section 17.2   Survival of Lessee's Obligations. No termination of
                         --------------------------------
this Lease, in whole or in part, or repossession of any of the Property or exercise of any remedy under Section 17.1 shall, except as specifically provided therein, relieve the Lessee of any of its liabilities and obligations hereunder. In addition, except as specifically provided therein, the Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent, including Additional Rent, due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other costs and expenses incurred by the Lessor by reason of the occurrence of any Lease Event of Default or the exercise of the Lessor's remedies with respect thereto, and including all costs and expenses incurred in connection with (x) the return of the Property in the manner and condition required by, and otherwise in accordance with the provisions of, Articles IX and XII hereof as if the Property were being returned at the end of the Lease Term or (y) making any Alterations the Lessor deems reasonably necessary for purposes of reletting the Property as then constituted. At any sale of the Property or any part thereof or any other rights pursuant to Section 17.1, the Lessor may bid for and purchase the Property.

          Section 17.3   Remedies Cumulative; No Waiver; Consents. To the extent
                         ----------------------------------------
permitted by, and subject to the mandatory requirements of Applicable Laws and Regulations, each and every right, power and remedy herein specifically given to the Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by the Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Lessee or to be an acquiescence therein. The Lessor's consent to any request made by the Lessee shall not be deemed to constitute or preclude the necessity for obtaining the Lessor's consent, in the future, to all similar requests. No waiver by the Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default.

                                 ARTICLE XVIII

                           RIGHT TO PERFORM FOR LESSEE
                           ---------------------------

          If the Lessee shall fail to perform or comply with any of its agreements contained herein, the Lessor may, on five Business Days' prior written notice to the Lessee (except in the event of an emergency, in which case only such prior notice, if any, as is reasonable under the circumstances shall be required), perform or comply with such agreement, and the Lessor shall not thereby be deemed to have waived any default caused by such failure and such performance or compliance shall not relieve the Lessee from any default hereunder, and the amount of such payment and the amount of the expenses of the Lessor (including reasonable attorney's fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Additional Rent, payable by the Lessee to the Lessor upon demand.

                                  ARTICLE XIX

                             [Intentionally Omitted]
                             -----------------------

                                   ARTICLE XX

                                 INDEMNIFICATION
                                 ---------------

          Section 20.1   General Indemnification. The Lessee agrees to assume
                         -----------------------
liability for, and to indemnify, protect, defend, save and keep harmless each Indemnitee, on an After-Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted against any Indemnitee, whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person, in any way relating to or arising out of (a) the ownership, operation, possession, use, improvement, leasing, subleasing, disposition or maintenance of all or any part of the Property (or any Replacement Property), (b) the construction, design, purchase, acceptance, rejection, modification, substitution or condition of the Property (or any Replacement Property), including without limitation claims or penalties arising from any violation of Applicable Laws and Regulations, without regard to whether compliance therewith is required by the terms of this Lease or liability in tort (strict or otherwise), (c) any Release, violation of Environmental Laws, Environmental Claim or other loss of or damage to any property or the environment relating to the Property (or any Replacement Property) or the Lessee (including, without limitation, all expenses associated with remediation, response, removal, corrective action, financial assurance, natural resource damages and the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required under applicable Environmental Laws), (d) the Operative Documents, or the transaction contemplated thereby, including, without limitation, the transfer of title to the Land, the Improvements and the Fixtures (and any Replacement Property) to the Lessor or (e) any breach by the Lessee or the Seller of any of their representations or warranties under the Operative Documents (including, without limitation, any such breach of representations relating to the Lessor's title to any portion of the Property (or any Replacement Property)) or failure by the Lessee or the Seller to perform or observe any covenant or agreement to be performed by it under any of the Operative Documents; provided, however, that the Lessee shall not be required to
                     --------  -------
indemnify an Indemnitee under this Section 20.1 for any of the following: (1) with respect to the Lease, any Claim to the extent attributable to acts or events which occur after the later of (A) the expiration of the Lease Term or earlier termination of the Lease (and, if required by the terms of the Lease, the surrender of the Property (or any Replacement Property) by the Lessee to the Lessor or its assigns) (except to the extent fairly attributable to acts or events occurring or accruing prior thereto) and (B) the surrender of possession of the Property to the Lessor, (2) any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee or any of its Indemnitee Group (other than willful misconduct or gross negligence which is imputed as a matter of law to such Indemnitee by virtue of a Lessor's ownership of the Property or any Replacement Property), (3) any cost or expense expressly provided under the Operative Documents to be paid or borne by a party other than the Seller or the Lessee, (4) any Claim resulting from a transfer by any Indemnitee of all or part of its interest in a Lease, the other Operative Documents or any Property, other than (w) while a Lease Event of Default shall have occurred and be continuing, (x) a transfer as a result of an Event of Loss or Event of Taking pursuant to the Lease, (y) a transfer resulting from Lessee's election to terminate the Lease pursuant to Section 6.1 or to cause a substitution pursuant to Section 6.2 of the Lease, or (z) any other transfer required by the terms of the Lease, (5) any Claim resulting from a breach or violation by such Indemnitee of any of its or by Indemnitee Group of any of their respective representations, warranties or covenants in any of the Operative Documents or from a violation of Applicable Laws and Regulations by an Indemnitee or by any of its Indemnitee Group other than any such violation (x) imputed to any such Person as a matter of law by reason of their participation in the Overall Transaction or (y) otherwise related to the business or activities of the Lessee or the nature, design, engineering, construction, location, maintenance, repair or use of the Property (or any Replacement Property) by the Lessee, (6) any Claim resulting from Lessor Liens attributable to such Indemnitee or any of its Indemnitee Group and (7) any Claim in respect of Taxes (as to which the Tax Indemnity Agreement and the provisions of Article IV hereof shall govern), other than a payment necessary to make a payment under this Section 20.1 on an After-Tax Basis. The Lessee shall be entitled to credit against any payments due under this Section 20.1 any insurance recoveries received by the Indemnitee in respect of the related Claim under or from insurance paid for by the Lessee or assigned to the Lessor by the Lessee.

          If the Lessee shall obtain knowledge of any Claim indemnified against under this Section 20.1, the Lessee shall give prompt notice thereof to the appropriate Indemnitee or Indemnitees, and if any Indemnitee shall obtain any such knowledge, such Indemnitee shall give prompt notice thereof to the Lessee, provided that failure so to notify the Lessee shall not release the Lessee from
--------
any of its obligations to indemnify hereunder except to the extent such failure shall have precluded the Lessee from contesting such Claim or such failure shall result in an increased Claim, but only to the extent of such increase. With respect to any amount that the Lessee is requested by an Indemnitee to pay by reason of this Section 20.1, such Indemnitee shall, if so requested by the Lessee and prior to any payment and at Lessee's expense, submit such additional information to the Lessee as the Lessee may reasonably request and which is reasonably available to such Indemnitee to substantiate properly the requested payment.

          In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee shall notify the Lessee of the commencement thereof, and the Lessee shall be entitled, at its expense, acting through counsel reasonably acceptable to such Indemnitee, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof; provided,
                                                                    --------
however, that the Lessee shall not be entitled to assume and control the defense
-------
of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves the potential imposition of criminal liability or civil sanctions on such Indemnitee or (y) the control of such action, suit or proceeding would involve the Lessee in a potential conflict of interest which under applicable rules of professional conduct would prohibit representation of both such parties, (B) a Material Lease Default or Lease Event of Default has occurred and is continuing and the Indemnitee notifies the Lessee that it is no longer permitted to control the defense of such Claim, (C) the proceeding involves any material danger of the sale, forfeiture or loss of, or the creation of any Lien (other than any Permitted Lien) on the Property, or (D) the amounts involved, in the good faith opinion of the Indemnitee, are likely to have a material adverse effect on the business of such Indemnitee, in which case the Indemnitee will be entitled to assume and take control of the defense thereof at Lessee's expense. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing. The Lessee shall not settle or compromise any such action, suit or proceeding unless in connection therewith Lessee shall obtain a full release against any Claim involved therein in favor of each Indemnitee.

          Each Indemnitee shall at the Lessee's expense supply the Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by this Section 20.1. No Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under this Section 20.1 without the prior written consent of the Lessee, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under this Section 20.1 with respect to such Claim.

          Upon payment in full of any Claim by the Lessee pursuant to this
Section 20.1 to or on behalf of an Indemnitee, the Lessee, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with the Lessee and give such further assurances as are necessary or advisable to enable the Lessee vigorously to pursue such claims.

          Nothing in this Section 20.1 shall be construed as a guaranty by the Lessee of any residual value in the Property.

          The Lender shall be a third party beneficiary of this Article XX entitled to enforce the provisions hereof directly against the Lessee.

          Section 20.2   Survival. The obligations of Lessee under this Article
                         --------
XX shall survive expiration or earlier termination of this Lease. No Indemnitee shall be entitled to payment of any amount hereunder to the extent of any prior payment with respect to the same Claim under any other indemnity from the Lessee.


                                  ARTICLE XXI

                             TRANSFERS OF INTERESTS
                             ----------------------

          Section 21.1   Transfers of Interests. (a) (a) (i) Other than as
                         ----------------------
expressly permitted by this Section 21.1, Lessor shall not, without the prior written consent of the Lessee, assign, convey or otherwise transfer (other than to a lender in connection with a financing or mortgaging with respect to the Property) all or any part of the Lessor's right, title or interest in, to and under this Lease or any other Operative Documents or the Property (the "Lessor
                                                                        ------
Interest") and (ii) other than as expressly permitted by this Section 21.1, the
--------
Lessor Parent, which is the sole member of the Lessor, shall not assign, convey or otherwise transfer all or any part of its membership interest with respect to the Lessor (the "Member Interest").
                 ---------------

          (b) If Lessor desires to sell or offer for sale the Lessor Interest, or Lessor Parent desires to sell or offer for sale the Member Interest, the Lessor or Lessor Parent, as the case may be, shall first provide Lessee in writing all of the material economic terms and conditions of the proposed sale, including, without limitation, the price (the "Offered Terms")
                                                              -------------
and the requirements for compliance with or satisfaction of any transfer, assignment and assumption obligations under any Loan then outstanding, and shall offer Lessee the opportunity to purchase the Lessor Interest or Member Interest, as the case may be, for the same purchase price and otherwise on substantially the same terms and conditions as such Offered Terms (other than representations and warranties that may be offered as an inducement to certain third parties). Lessee shall have the right to accept the Offered Terms by written notice to the Lessor given within thirty (30) Days after Lessee's receipt of the Offered Terms; provided, however, that the Lessee shall have satisfied any transfer, assignment and assumption obligations and any other requirements of Lessor in connection therewith under any Loan then outstanding. If Lessee does not accept the Offered Terms within thirty (30) Days after receipt of the Offered Terms from the Lessor, Lessee shall be deemed to have rejected the Offered Terms and the Lessor may enter into a contract to sell the Lessor Interest or the Lessor Parent may enter into a contract to sell the Member Interest during the fifteen
(15) month period beginning on the date of the expiration of the applicable period, provided that a sale resulting from such offer shall be consummated on
        --------
substantially the same terms as the Offered Terms (other than representations and warranties that may be offered as an inducement to certain third parties) (it being agreed that any sale at a price that is equal to or greater than 95% of the purchase price contained in the Offered Terms shall be considered to be substantially the same terms as to price). If such sale is not consummated within a reasonable period after a contract for sale has been executed within such fifteen (15) month period, the provisions of this Section 21.1(b) shall again apply in respect of any proposed offer of the Lessor Interest or Member Interest whether made during such fifteen (15) month period or thereafter.

          (c)  Notwithstanding anything contained to the contrary in this
Section 21.1, Lessee shall not have the right of first offer under Section 21.1(b) with respect to the Lessor Interest or Member Interest; (i) while a Lease Event of Default has occurred and is continuing; (ii) following a retention of the Property by the Lessor in connection with a termination under
Section 6.1; (iii) at any time after the expiration or earlier termination of this Lease; (iv) in connection with a termination of this Lease or a sale of the Property pursuant to Section 6.1; or (v) the first transfer occurring in the first twenty-four (24) months of the Basic Term.

          (d) Neither Lessor nor Lessor Parent shall, directly or indirectly assign, convey or otherwise transfer all or any part of the Lessor Interest or Member Interest to a transferee, respectively, without the prior written consent of Lessee, unless:

                    (1) Lessor and Lessor Parent shall have complied with their respective obligations under Section 21.1(b) above;

                    (2) Lessee shall have received at least two (2) Business Days prior notice for the first transfer and fifteen (15) Business Days prior notice for transfers thereafter, which notice shall specify the name and address of the proposed transferee, whether such proposed transferee meets the requirements of paragraph (5) of this Section 21.1(d) and a certification to the effect that the Lessor has complied with the provisions of Section 21.1(b);

                    (3) the transferee shall have the requisite power and authority to enter into and carry out the transactions contemplated hereby and by the other related Operative Documents, such transfer does not and will not involve, either directly or indirectly, the assets of any employee benefit plan or plan that would cause a violation of any provision of ERISA or the imposition of an excise tax under the Code, and such transfer will not violate any Applicable Laws and Regulations or create a relationship which would be in violation of any Applicable Laws and Regulations;

                    (4) the transferee shall agree in writing to be bound by all the terms of, and to undertake all the obligations of Lessor and Lessor Parent, respectively, contained in this Lease and the Operative Documents pursuant to an assignment and assumption agreement in a form reasonably acceptable to Lessee;

                    (5) the transferee (x) is a U.S. Person or, if not, Lessee receives, at Lessor's cost and expense, satisfactory legal opinions that Lessee is not subject to any material increased tax indemnity or withholding tax risk, and such other corporate, tax and regulatory opinions as Lessee may reasonably request, (y) is not a Competitor; and (z) has a tangible net worth equal to or greater than $1,000,000; and

                    (6) the Lessor Parent and Lessee shall have received an opinion of counsel to the transferee (prepared at no expense to Lessee) as to compliance with paragraph (3) and due authorization, execution, delivery, validity and enforceability of the assumption agreement referred to in paragraph (4) of this Section 21.1(d).

          (e) Each party hereto agrees that, upon any transfer by the Lessor or the Lessor Parent of the Lessor Interest or the Member Interest, as the case may be, in accordance with the provisions of Section 21.1 hereof, the transferee shall, with respect to the interest transferred, succeed to, and be substituted for, and may exercise every right and power of, the Lessor or the Lessor Parent, as the case may be, under this Lease and each other Operative Document to which the Lessor or the Lessor Parent is a party with the same effect as if such transferee had been named as the Lessor or the Lessor Parent herein and therein, and the transferor (and the Lessor Parent to the extent the transferor is the Lessor) shall, subject to the provisions of Section 21.1(d)(4) hereof, be released from all of its obligations under such Operative Documents to the extent of the interest transferred; provided, however, that the transferor shall
                                    --------  -------
not be released from any obligation arising, accruing or relating to any period prior to such transfer unless such new transferee expressly agrees to assume such obligations.

          (f) Notwithstanding anything to the contrary contained herein, the provisions of this Article XXI, except clauses (d)(5)(x) and (d)(5)(y) of
Section 21.1, shall not apply to transfers to Affiliates of General Electric Capital Corporation, a Delaware corporation, or during the continuance of an Event of Default under this Lease.

                                  ARTICLE XXII

                             [Intentionally omitted]
                             -----------------------

                                 ARTICLE XXIII

                                 MISCELLANEOUS
                                 -------------

          Section 23.1   Binding Effect; Successors and Assigns; Survival. The
                         ------------------------------------------------
terms and provisions of this Lease, and the respective rights and obligations hereunder of the Lessor and the Lessee, shall be binding upon their respective permitted successors, legal representatives and assigns, and inure to the benefit of their respective permitted successors, legal representatives and assigns.

          Section 23.2   Quiet Enjoyment. The Lessor covenants that it will not
                         ---------------
and it will not cause or permit anyone claiming by or through Lessor to interfere in the Lessee's or any of its sublessees' quiet enjoyment of the Property hereunder during the Lease Term, so long as no Lease Event of Default has occurred and is continuing.

          Section 23.3   Notices. Unless otherwise specifically provided herein,
                         -------
all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be in writing by United States mail, by nationally recognized courier service or by hand and any such notice shall become effective when received or, if sent by nationally recognized courier service for next day delivery, on the next day after delivery of such notice to such courier service, and shall be directed to the Address of such Person. From time to time any party may designate a new Address for purposes of notice hereunder by notice to each of the other parties hereto. The Lessee shall deliver copies to the Lender of all notices delivered to the Lessor at the time, and in the manner, delivered to the Lessor; provided, however, that the failure to deliver such notice shall not
            --------  -------
constitute a default hereunder or a breach hereof.

          Section 23.4   Severability. Any provision of this Lease that shall be
                         ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and Lessee shall remain liable to perform its obligations hereunder except to the extent of such unenforceability.

          Section 23.5   Amendment; Complete Agreements. Neither this Lease nor
                         ------------------------------
any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the Lessee and the Lessor. This Lease, together with the other Operative Documents, is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein and therein. No course of prior dealings between the parties or their officers, employees, agents or Affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease or any other Operative

Document. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their Affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease or any other Operative Document. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents.

          Section 23.6   Headings. The Table of Contents and headings of the
                         --------
various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

          Section 23.7   Counterparts. This Lease may be executed by the parties
                         ------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 23.8   Governing Law; WAIVER OF JURY TRIAL. This Lease shall
                         -----------------------------------
be governed by and construed in accordance with the internal laws (and not the conflict laws) of the State of New York; provided, however, that if the law of the State in which the Property is located is required to be applicable to any provisions hereof, then the State law shall be applicable with respect to such provisions.

          (a)  Jurisdiction. Any action or proceeding against any of the parties
               ------------
hereto relating in any way to this Lease or any other Operative Document may be brought and enforced in the courts of the State of New York or of the United States for the Southern District of New York, and the parties hereto irrevocably consent to the jurisdiction of each such court in respect of any such action or proceeding. Each of the parties hereto further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to the Address of such party as provided for notices under Section
23.3 hereof. The foregoing shall not limit the right of any party to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction, including without limitation the State in which the Property is located.

          (b)  Venue. Each of the parties hereto hereby irrevocably waives any
               -----
objection that it may now or hereafter have to the laying of venue of any action or proceeding arising under or relating to this Lease or any other Operative Document in any court located in the Borough of Manhattan, City and State of New York, and hereby further irrevocably waives any claim that a court located in the Borough of Manhattan, City and State of New York is not a convenient forum for any such action or proceeding.

          (c)  WAIVER OF JURY TRIAL. LESSEE AND LESSOR HEREBY WAIVE TRIAL BY
               --------------------
JURY IN ANY ACTION OR PROCEEDING TO WHICH LESSEE AND LESSOR MAY BE PARTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS LEASE. IT IS HEREBY AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS LEASE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY LESSEE AND LESSOR, AND LESSEE AND LESSOR HEREBY ACKNOWLEDGE

THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. LESSEE AND LESSOR FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

          Section 23.9   Security Funds. Any amounts otherwise payable to Lessee
                         --------------
under this Lease or any other Operative Document but which shall be paid to or retained by Lessor pursuant to the terms hereof as a result of any Lease Default or Lease Event of Default shall be held by the Lessor, as security for the obligations of Lessee under this Lease and the other Operative Documents and, at such time as there shall not be continuing any such Lease Default or Lease Event of Default, such amounts, net of any amounts theretofore applied to Lessee's obligations hereunder or under any other Operative Document, shall be paid to Lessee. Any such amounts which are held by the Lessor pending payment to Lessee shall, until paid to Lessee as provided herein or until applied against Lessee's obligations hereunder, under any other Operative Document in connection with any exercise of remedies hereunder, be invested in Permitted Investments by the Lessor as directed from time to time by Lessor for the benefit and at the risk and expense of the Lessee.

          Section 23.10  Discharge of Lessee's Obligations by its Affiliates.
                         ---------------------------------------------------
The Lessor agrees that performance of any of the Lessee's obligations hereunder by one or more of its Affiliates or one or more sublessees of the Property or any part thereof shall constitute performance by the Lessee of such obligations to the same extent and with the same effect hereunder as if such obligations were performed by the Lessee.

          Section 23.11  Estoppel Certificates. Each party hereto agrees that at
                         ---------------------
any time and from time to time during the Lease Term, it will promptly, but in no event later than fifteen (15) Business Days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a commitment or letter of intent to purchase the Property or any part thereof), assignee or mortgagee or third party designated by such other party, a certificate stating
(a) that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements); (b) the date to which Basic Rent has been paid; (c) whether or not there is any existing default by the Lessee in the payment of Basic Rent or any other sum of money hereunder, and whether or not there is any other existing default by either party with respect to which a notice of default has been served, and, if there is any such default, specifying the nature and extent thereof; (d) whether or not, to the knowledge of the signer, there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate and (e) other items that may be reasonably requested; provided that no such certificate may be requested unless the requesting party
--------
has a good faith reason for such request.

          Section 23.12  Miscellaneous Matters Affecting the Property.
                         --------------------------------------------

          (1) If no Material Lease Default or Lease Event of Default shall occur and be continuing (other than any Material Lease Default or Lease Event of Default which will be cured by the action which Lessee requests pursuant to this
Section 23.12(1)), the Lessor shall (within thirty (30) days after its receipt of (x) the written request of Lessee, and (y) the materials requested by the party in question pursuant to Section 23.12(2) hereof (such request to be made within fifteen (15) days of receipt of Lessee's notice under clause (x) hereof)), subject to the requirements of Section 23.12(2) hereof, join in any
(i) grant of easements, licenses, rights of way, party wall rights and other rights in the nature of easements, with or without consideration, (ii) release of easements, licenses, rights of way, party wall rights or other rights in the nature of easements which are for the benefit of the Land or Property or any portion thereof, with or without consideration, (iii) dedication or transfer of portions of the Land, not improved with a building, for road, highway or other public purposes, with or without consideration, (iv) execution of petitions to have the Land or any portion thereof annexed to any municipal corporation or utility district, (v) to the extent necessary to use of the Property, execution of agreements for the use and maintenance of common areas, for reciprocal rights of parking, ingress and egress and amendments to any covenants and restrictions affecting the Land or Property or any portion thereof, with or without consideration, (vi) request to any Governmental Authority for platting or subdivision or replatting or resubdivision approval with respect to the Land or any portion thereof or any parcel of land of which the Land or any portion thereof forms a part or a request for any variance from zoning or other governmental requirements, with or without consideration, (vii) creation of a governmental special benefit district for public improvements and payments of special assessments in connection therewith, in lump sum or installments, and
(viii) execution and delivery to such Person of any instrument appropriate to confirm or effect such grant, release, dedication, transfer, request or such other matter, document or proceeding (to the extent of their respective interests in the Land, Property or the applicable portion thereof).

               (2) The Lessor's obligations pursuant to Section 23.12 (1) hereto shall be subject to the requirements that:

               (i) any action taken pursuant to Section 23.12(1) hereof (an "Action") shall be at the sole cost and expense of Lessee, and,
           ------
          whether or not any proposed Action is consummated, Lessee shall pay all reasonable out-of-pocket costs of the Lessor and the Lender in connection therewith (including, without limitation, the reasonable fees of attorneys, architects, engineers, planners, appraisers and other professionals retained by the Lessor or the Lender in connection with any proposed Action);

               (ii) the requested Action will not interfere with and is not detrimental to the continued use and operation of the Property and will not cause the Property or any portion thereof to fail to comply in all respects with the provisions of this Lease or any other Operative Documents and all Applicable Laws and Regulations and applicable Permitted Liens (including, without limitation, all applicable zoning, planning, building, and subdivision ordinances, all applicable setback and parking requirements, all applicable restrictive covenants and all applicable architectural approval requirements) and will not cause a breach of or a default under any mortgages secured by or other loan document evidencing indebtedness secured by the Property;

               (iii) all Governmental Actions required prior to the requested Action shall have been applied for or obtained, and all filings required prior to the requested Action shall have been made;

               (iv) no such Action shall result in any material down-zoning of the related Land or any portion thereof or a material reduction in the maximum density or development rights available to the Land under all Applicable Laws and Regulations;

               (v) all consideration received in connection with any Action (net of all expenses paid by Lessee under clause (i) above) shall be paid to Lessee and any portion thereof (to the extent received by Lessee) which is allocable to the interests of the Lessor shall be paid by Lessee over to such party as its interest may appear promptly following receipt thereof;

               (vi) all documents executed in connection with any Action shall be reasonably satisfactory in form and substance to the Lessor and the Lender;

               (vii) Lender's consent, if and to the extent required under any document evidencing the Loan, shall have been obtained;

               (viii) the Lessor and the Lender shall have received the items, if any, requested pursuant to Section 23.12(2) hereof;

               (ix) this Lease and Lessee's obligations hereunder shall continue in full force and effect, without abatement, suspension, deferment, diminution, reduction, counterclaim, setoff, relevant defense or deduction, notwithstanding the taking of any requested Action or the refusal of the Lessor or the Lender to take any requested Action;

               (x) to the extent any agreement entered into in connection with such Action provides any party a right to a Lien on any portion of the Property, such agreement shall expressly provide that such Lien shall be subject and subordinate to any mortgage on the Property;

               (xi) no such requested Action shall reduce the Fair Market Sales Value, Residual Value, condition, utility or Remaining Life of the Property other than to a de minimis extent or otherwise cause any adverse tax consequences to Lessor;

               (xii) Lessor shall have received at Lessee's sole cost and expense any title endorsement to its Owner's Title Insurance Policy as Lessor reasonably requests in connection therewith;

               (xiii) Lender shall have received at Lessee's sole cost and expense any title endorsement to the Mortgage Title Policy as Lender reasonably requests in connection therewith; and

               (xiv) Lessee shall have paid, or reimbursed Lessor and Lender for, all costs and expenses incurred in connection therewith.

         (3) In connection with any request by Lessee pursuant to this Section 23.12, Lessee shall deliver to the Lessor (each in form and substance reasonably satisfactory to the Lessor), a written report that describes (1) the nature of the Action and (2) the form and amount of consideration to be paid or received, copies of all Governmental Actions required in connection with such Action, copies of all governmental filings required in connection with such Action and other reasonable evidence (including an Officer's Certificate certifying as to the satisfaction of the requirements of Section 23.12(2) hereof), surveys, plans and specifications and the like containing satisfaction of the requirements of
Section 23.12(2) herein with respect to such Action.

         Section 23.13 Lessor Bankruptcy. The parties hereto agree that the
                       -----------------
benefits to the Lessee of Section 365(h) of the Bankruptcy Code shall include any Renewal Terms even if the Lessor becomes subject to the Bankruptcy Code prior to the commencement of any Renewal Term.

         Section 23.14 No Joint Venture. There is no intention to create a joint
                       ----------------
venture or partnership relation between the Lessor and the Lessee and any such implication is hereby expressly disclaimed.

         Section 23.15 No Accord and Satisfaction. The acceptance by the Lessor
                       --------------------------
of any sums from the Lessee (whether as Basic Rent or otherwise) in amounts which are less than the amounts due and payable by the Lessee hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between the Lessor and the Lessee regarding sums due and payable by the Lessee hereunder, unless the Lessor specifically deems it as such in writing.

         Section 23.16 No Merger. In no event shall the leasehold interests,
                       ---------
estates or rights of the Lessee hereunder merge with any interests, estates or rights of the Lessor in or to the Property, it being understood that such leasehold interests, estates and rights of the Lessee hereunder shall be deemed to be separate and distinct from the Lessor's interests, estates and rights in or to the Property, notwithstanding that any such interests, estates or rights shall at any time or times be held by or vested in the same person, corporation or other entity.

         Section 23.17 Further Assurances. The Lessee, at its own cost and
                       ------------------
expense, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Lessor reasonably may request from time to time in order to carry out more effectively the intent and purposes of this Lease and the other Operative Documents.

         Section 23.18 Memorandum of Lease. Concurrently with execution and
                       -------------------
delivery hereof, the parties shall execute and deliver a short form memorandum of lease in substantially the form of Exhibit C attached hereto and made a part hereof to be recorded (or if required, the Lease shall be so recorded) in the Register of Deeds office of the county in which the Property is situated.

         Section 23.19 Interest Conveyed. This Lease is an agreement of lease
                       -----------------
and the Lessor does not convey to the Lessee any right, title or interest in or to the Property except as a lessee.

         Section 23.20 Computation of Stipulated Loss Value and Termination
                       ----------------------------------------------------
Value. Stipulated Loss Value as of any Stipulated Loss Value Date shall be
-----
computed by multiplying the Purchase Price of the Property by the percentage set forth opposite the applicable Stipulated Loss Value Date on Schedule 2A hereto.
                                                            -----------
Termination Value as of any Termination Date shall be computed by multiplying the Purchase Price of the Property by the percentage set forth opposite the applicable Termination Date on Schedule 2B hereto.
                               -----------

         Section 23.21 Subordination and Nondisturbance. Upon the Lessor's
                       --------------------------------
request from time to time, the Lessee shall execute an agreement subordinating the Lessee's right, title and interest in and to the Property under this Lease to the Lien of mortgages or deeds of trust encumbering the Lessor's right, title and interest in and to the Property, and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, that the
                                                     --------  -------
mortgagee of such mortgage or beneficiary of such deed of trust shall have executed an agreement in form and substance reasonably satisfactory to the Lessee providing that, so long as no Lease Event of Default shall have occurred and then be continuing, no foreclosure or other proceedings for the enforcement of such mortgage or deed of trust shall terminate this Lease or otherwise adversely affect the Lessee's quiet and peaceful use and possession of the Property for the uses and purposes permitted under this Lease, nor shall the leasehold estate granted by this Lease be affected in any other manner, Lessee shall not (except to the extent required by Applicable Laws and Regulations) be named in any such proceedings and upon completion thereof the successor in title to the Lessor shall be bound to this Lease as a direct obligation between the Lessee and such successor, except that no such successor shall be (A) liable for any act or omission of any prior Lessor, (B) bound by any payment of Rent which the Lessee might have paid more than one month prior to its due date hereunder, or (C) bound by any amendment or modification (made subsequent to the date of such mortgage or deed of trust) or cancellation of this Lease or surrender of the Property (except surrenders and cancellations expressly provided for herein) made without the prior written consent of the mortgagee of such mortgage or the beneficiary of such deed of trust. Lessee shall attorn to and recognize any such mortgagee or beneficiary, in the event such mortgagee or beneficiary becomes the owner of the Property by foreclosure, conveyance in lieu of foreclosure or otherwise, or any other successor or assignee of Lessor permitted under the terms of this Lease, as the landlord and lessor under this Lease for the remainder of the term hereof, and Lessee shall perform and observe its obligations hereunder, subject only to the terms and conditions of this Lease. Lessee further covenants and agrees to execute and deliver upon the request of such mortgagee or beneficiary or successor or assignee of Lessor an appropriate agreement of attornment to such person or entity and any subsequent titleholder of the Property in accordance with the terms of this Section 23.21.

         Lessee agrees to enter into agreements that are reasonably required for Lessor to obtain financing, upon the request and at the expense of Lessor; provided, however, that no such agreement shall adversely affect the rights or
--------  -------
interests of the Lessee, including without limitation, the rights of Lessee under this Lease or any other Operative Document.

         Section 23.22 True Lease. Lessor and Lessee agree that this Lease is a
                       ----------
true lease and as such the lessor shall be treated as the owner and Lessor of the Property and the Lessee as the lessee thereof and that this Lease does not represent a financing arrangement. Each party shall reflect the transaction represented hereby in all applicable books, records and reports (including tax filings) in a manner consistent with "true lease" treatment rather than "financing" treatment.

         Section 23.23  Financial Reporting. So long as the Lessee is subject to
                        -------------------
the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, Lessee will deliver to Lessor and to any Lender (a) copies of all of Lessee's Annual Reports on Form 10-K within ninety (90) days after filing the same with the Securities and Exchange Commission ("SEC"), (b) Quarterly Reports on Form 10-Q within sixty (60) days after filing the same with the SEC, and (c) with reasonable promptness, such additional information (including copies of public reports filed by Lessee) regarding the business affairs and financial condition of Lessee as Lessor or any Lender may reasonably request. If Lessee is no longer subject to such reporting requirements, Lessee will deliver to Lessor and to any Lender within 90 days after the end of each fiscal year of Lessee, a balance sheet of Lessee and its consolidated subsidiaries as at the end of such year and a statement of profits and losses of Lessee and its consolidated subsidiaries for such year setting forth in each case, in comparative form, the corresponding figures for the preceding fiscal year, and certified by independent certified public accountants of recognized national (in the United States) standing selected by Lessee and within 60 days after the end of each fiscal quarter of Lessee a balance sheet of Lessee and its consolidated subsidiaries as at the end of such quarter and statements of profit and losses of Lessee and its consolidated subsidiaries for such quarter setting forth in each case, in comparative form, the corresponding figures for the similar quarter of the preceding year, and certified by the chief financial officer of Lessee, the foregoing financial statements all being prepared in accordance with generally accepted accounting principles, consistently applied.

         Section 23.24  Notice of Certain Changes. Lessee shall provide Landlord
                        -------------------------
and, so long as the Lien of any loan secured by the Property has not been terminated or discharged, the Lender, prompt written notice of any change in its chief executive office, principal place of business, or name, jurisdiction of incorporation or the place where it maintains its business records concerning the Property or the Overall Transaction, which notice shall, in any event, be provided no later than 30 days after such change.

         Section 23.25  Non-Recourse. Notwithstanding anything in this Lease to
                        ------------
the contrary, the obligations of Lessor under this Lease (except the obligations of the sole member of Lessor described in Article XXI of this Lease) are not personal obligations of the members, managers, directors, officers, shareholders, agents or employees of Lessor and Lessor shall have no obligation, nor incur any liability, beyond Lessor's interest in the Property and Lessee shall look exclusively to such interest of Lessee in the Property for the payment and discharge of any obligation imposed upon Lessor under this Lease. Lessee agrees that, with respect to any judgment which may be obtained by Lessee against Lessor, Lessee shall look solely to the estate or interest owned by Lessor in the Property, and Lessee will not collect or attempt to collect any such judgment out of any other assets of Lessor or seek recourse against the assets of the members, managers, directors, officers, shareholders, agents or employees of Lessor.

                            [signature page follows]

         IN WITNESS WHEREOF, the undersigned have each caused this Lease Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                       LESSOR:

In the presence of:                    DANACQ FARMINGTON HILLS LLC, a Delaware
                                       limited liability company

/s/ Elizabeth M. Curley                By:  General Electric Capital Corporation
-----------------------------------         ------------------------------------
Name: Elizabeth M. Curley              Its: Manager


/s/ Margaret H. Pease                  By:  /s/ Stephen Benko
-----------------------------------         -----------------------------------
Name: Margaret H. Pease                     Stephen Benko

                                       Its: Authorized Signatory
                                            -----------------------------------

                                       LESSEE:

                                       DANA CORPORATION, a Virginia corporation


___________________________________    By:_____________________________________
Name:
___________________________________    Its:____________________________________
Name:

Acknowledged and agreed to for the sole
purpose of Article XXI hereof:

Lessor Parent--GEBAM, Inc., the sole member of Lessor, will agree to the of Article XXI


By:  /s/ Stephen Benko
   ---------------------------------------
     Stephen Benko


Its: Authorized Signatory
    --------------------------------------

                  IN WITNESS WHEREOF, the undersigned have each caused this Lease Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                       LESSOR:

In the presence of:                    DANACQ FARMINGTON HILLS LLC, a Delaware
                                       limited liability company

___________________________________    By:  General Electric Capital Corporation
                                            ------------------------------------
Name:                                  Its: Manager


___________________________________    By:  ___________________________________
Name:


                                       Its: ___________________________________


                                       LESSEE:

                                       DANA CORPORATION, a Virginia corporation


/s/ Theresa S. Whetro                  By: /s/ A. Glenn Paton
-----------------------------------       -------------------------------------
Name: Theresa S. Whetro

/s/ Deborah A. Vankirk                 Its: A. Glenn Paton, Viece Prsident-
-----------------------------------         Treasurer
Name: DEBORAH A. VANKIRK

Acknowledged and agreed to for the sole
purpose of Article XXI hereof:

Lessor Parent--GEBAM, Inc., the sole member of Lessor, will agree to the of Article XXI


By:_______________________________________

Its:______________________________________

                                    DANA CORP
                          Schedule 1 to Lease Agreement
                       Primary Term Rent Payment Schedule
                              Farmington Hills, MI

Rent Payment Dates                   Monthly Rental Payment & Allocation Thereof
------------------                   -------------------------------------------
November 1, 2001 - October 1, 2011          $                  194,216.67
November 1, 2011 - October 1, 2021          $                  213,638.33